[LOGO] STATE STREET RESEARCH

Mid-Cap Growth Fund
--------------------------------------------------------------------------------
               [GRAPHIC]
               Annual Report to Shareholders
               September 30, 2001
In This Report
                                12 Month Review

                                   [GRAPHIC]

                                      plus
                                        The Fund at a Glance
                                        Fund Portfolio and Financials

   Contents

2  12 Month Review
   A look at the fund and its market
   environment over the past 12 months

4  Performance in Perspective
   The most recent performance in the
   context of the fund's track record

6  The Fund in Detail
   Portfolio holdings, financials and notes

From the Chairman

We at State
Street Research
are saddened by the tragedy that struck our nation on September 11, 2001. Our sympathies and prayers go out to all who have been affected.

[Photo of Richard S. Davis]
Richard S. Davis

In the months ahead, we hope you will join us as Americans--and as investors--to demonstrate support of the free market system that has helped so many people from different backgrounds to achieve their dreams. Although our political and military strength may be tested, we believe that America is equal to the task of bringing the perpetrators to justice and revitalizing our economy.

We urge you to stay the course of your investment plan in the difficult months ahead. You can count on our continued commitment to sound investing decisions backed by the research that is as much a part of our philosophy as it is a part of our name.

Sincerely,

/s/ Richard S. Davis

Richard S. Davis
Chairman
September 30, 2001

[GRAPHIC]

12 Month Review   Management's Discussion of Fund Performance Part 1

                           How State Street Research
                         Mid-Cap Growth Fund Performed

State Street Research Mid-Cap Growth Fund returned -49.83% for the 12 months ended September 30, 2001, amid a volatile and downward-trending stock market.(1) That was slightly better than the Russell Midcap(R) Growth Index, which returned -51.77% over the same period.(2) The fund lagged the Lipper Mid-Cap Growth Funds Average, which returned -46.88% for the year.(3)

Reasons for the Fund's Performance

During the year, technology was both a plus and a minus for the fund. Our underweight relative to the index helped performance early in the year but was a drag on performance during the second quarter as the group staged a rally. When technology stocks turned negative again near the end of the reporting period, our relatively light weighting there compared to the Russell Midcap Growth Index again helped the fund's relative returns.

Financial services stocks overall contributed positively to results, as they responded favorably to the Federal Reserve's continued interest rate cuts. We trimmed our weighting in financial services late in the period, and also shifted assets within the sector, decreasing our investments in insurance while bolstering our bank holdings.

Looking Ahead

A negative shift in the economic environment has led us to become more defensive with the fund's investments. We favor financials and healthcare, and we continue to own companies with higher earnings growth expectations, including technology. Toward the end of the fund's fiscal year we took advantage of declining prices and added several technology names.

More Management's Discussion of Fund Performance on pages 4 and 5. [_]

Because financial markets and mutual fund strategies are constantly evolving, it is possible that the fund's holdings, market stance, outlook for various industries or securities and other matters discussed in this report have changed since this information was prepared. Portfolio changes should not be considered recommendations for action by individual investors.

Class A Shares(1)

      -49.83% [DOWN ARROW]

"A negative shift in the economic environment has led us to become more defensive with the fund's investments."

[Photo of Catherine Dudley]
Catherine Dudley
Portfolio Manager,
State Street Research Mid-Cap Growth Fund

Russell Midcap
Growth Index(2)

      -51.77% [DOWN ARROW]


2  State Street Research Mid-Cap Growth Fund

[GRAPHIC] The Fund at a Glance as of 9/30/01

State Street Research Mid-Cap Growth Fund: A stock fund with a growth approach to mid-cap investing.

                         Total Net Assets: $450 million
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Hits & Misses

[GRAPHIC]
Express Scripts

Although we have taken some profits during the year as the stock of this pharmacy benefit manager performed strongly, we continue to own the stock because we do not believe the company's future growth prospects are fully reflected in its current stock price.

[GRAPHIC]
Openwave

Unexpected delays in the rollout of wireless Internet services by wireless service providers hurt the prospects for Openwave, a leading provider of wireless Internet software. We sold the stock.

Top 10 Holdings

         Issuer/Security                % of fund assets

 1       Wellpoint Health Networks                  3.2%
 2       Capital One Financial                      2.9%
 3       Express Scripts                            2.8%
 4       Andrx                                      2.8%
 5       Concord EFS                                2.7%
 6       Brinker International                      2.6%
 7       Biogen                                     2.6%
 8       Sepracor                                   2.6%
 9       Genzyme                                    2.4%
10       Intuit                                     2.3%

         Total                                     26.9%

See page 9 for more detail.

Performance: Class A

Fund average annual total return as of 9/30/01(4, 5)
(at maximum applicable sales charge)

        1 Year     5 Years     10 Years
-------------------------------------------
       -52.72%    -4.03%       7.67%

Fund average annual total return as of 9/30/01(1, 4)
(does not reflect sales charge)

        1 Year     5 Years     10 Years
-------------------------------------------
       -49.83%    -2.89%       8.31%

See pages 4 and 5 for data on other share classes.

Russell Midcap Growth Index as of 9/30/01(2)

        1 Year     5 Years     10 Years
-------------------------------------------
       -51.77%     4.51%       9.73%

--------------------------------------------------------------------------------
Top 5 Industries
by % of fund assets

[THE FOLLOWING INFORMATION WAS REPRESENTED AS A BAR CHART IN THE PRINTED
MATERIAL]

September 30, 2000

Computer Software                               15.2%
Drugs & Biotechnology                           13.0%
Communications Technology                       10.2%
Electronics: Semiconductors/Components           8.8%
Retail                                           5.8%

September 30, 2001
Drugs & Biotechnology                           18.8%
Computer Software                                6.1%
Retail                                           6.1%
Healthcare Services                              6.1%
Restaurants                                      4.4%

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Ticker Symbols
State Street Research Mid-Cap Growth Fund
Class A: SCFAX  Class B(1): SCFPX  Class B: SCFBX  Class C: SCFDX Class S: SCFCX

--------------------------------------------------------------------------------
(1) Does not reflect sales charge.

(2) The Russell Midcap Growth Index contains only those stocks within the complete Russell Midcap Index (800 of the smallest securities in the Russell 1000 Index) that show above-average growth. The index is unmanaged and does not take transaction charges into consideration. It is not possible to invest directly in the index.

(3) The Lipper Mid-Cap Growth Funds Average shows the performance of a category of mutual funds with similar goals. The Lipper average shows you how well the fund has done compared to competing funds.

(4) Keep in mind that past performance is no guarantee of future results. The fund's share price, yield and return will fluctuate, and you may have a gain or loss when you sell your shares. All returns assume reinvestment of capital gains distributions and income dividends at net asset value. During the periods prior to 1993, when shares of the fund were not offered to the general public, the fund was not subject to the cash inflows and higher redemptions and expenses that have occurred during the fund's current continuous public offering.

(5) Performance reflects a maximum 5.75% Class A share front-end sales charge.

[GRAPHIC]
Performance in Perspective   Management's Discussion of Fund Performance Part 2

                  Performance Figures as of September 30, 2001

These two pages focus on the fund's long-term track record. While a mutual fund's past performance is not a guarantee of future results, long-term returns can serve as an important context for evaluating recent performance. Three ways of measuring long-term performance are cumulative returns, average annual returns and the change in dollar value over time of a given investment. Information about these measures follows, while the share class boxes contain the results of these measures for each share class.

Cumulative Total Return

This represents the total percentage you would have earned or lost if you had invested a lump sum in the fund and left it there until the end of the period indicated. Performance would be lower if sales charges were reflected.

Average Annual Total Return

Average annual total return percentage is the rate you would have had to earn during each year of a given time period--say, five years--in order to end up with the fund's actual cumulative return for those five years. In reality, of course, fund performance varies from year to year. Because of this, a fund's actual performance for a given year may be higher or lower than an average annual performance figure.

$10,000 Over Ten Years

This example is similar to cumulative total return, but uses dollars rather than percentages, and assumes that the lump sum you invested was $10,000. It also compares fund performance to the performance of a market index.

--------------------------------------------------------------------------------
Class A Front Load

o Initial sales charge of 5.75% or less, with lower sales charges for larger investments (see a prospectus for details)
o Lower annual expenses than Class B(1) or Class C shares because of lower service (12b-1) fee of 0.30%

Cumulative Total Return       1 Year     5 Years    10 Years
(does not reflect          -----------------------------------
sales charge)                 -49.83%    -13.63%     122.18%

Average Annual Total Return   1 Year     5 Years    10 Years
(at maximum applicable     -----------------------------------
sales charge)                 -52.72%     -4.03%       7.67%

$10,000 Over Ten Years

[THE FOLLOWING INFORMATION WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

                                     Russell Midcap
                  Class A             Growth Index           S&P 500 Index
               --------------------------------------------------------------
'91                 9425                10000                     10000
'92                10116                10923                     11104
'93                15682                13132                     12544
'94                16075                13451                     13006
'95                22016                17441                     16869
'96                24243                20289                     20297
'97                25970                26304                     28503
'98                21259                23839                     31091
'99                26947                32705                     39730
'00                41742                52450                     45002
'01                20940                25298                     33028

--------------------------------------------------------------------------------
Class B(1) Back Load

o  No initial sales charge
o  Deferred sales charge of 5% or less on shares you sell within six years
o  Annual distribution/service (12b-1) fee of 1.00%
o Automatic conversion to Class A shares after eight years, reducing future annual expenses

Cumulative Total Return       1 Year     5 Years    10 Years
(does not reflect          ------------------------------------
sales charge)                 -50.25%    -16.90%     108.75%

Average Annual Total Return   1 Year     5 Years    10 Years
(at maximum applicable     ------------------------------------
sales charge)                 -51.40%     -3.79%       7.64%

$10,000 Over Ten Years

[THE FOLLOWING INFORMATION WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

                                     Russell Midcap
                  Class B(1)          Growth Index           S&P 500 Index
               --------------------------------------------------------------
'91                10000                10000                    10000
'92                10734                10923                    11104
'93                16610                13132                    12544
'94                16908                13451                    13006
'95                22978                17441                    16869
'96                25122                20289                    20297
'97                26697                26304                    28503
'98                21683                23839                    31091
'99                27263                32705                    39730
'00                41957                52450                    45002
'01                20875                25298                    33028

4  State Street Research Mid-Cap Growth Fund

--------------------------------------------------------------------------------
Class B Back Load (only available through exchanges from
                  another Class B account)

o  No initial sales charge
o  Deferred sales charge of 5% or less on shares you sell within five years
o  Annual distribution/service (12b-1) fee of 1.00%
o Automatic conversion to Class A shares after eight years, reducing future annual expenses

Cumulative Total Return       1 Year     5 Years    10 Years
(does not reflect          ------------------------------------
sales charge)                 -50.18%    -16.84%     108.92%

Average Annual Total Return   1 Year     5 Years    10 Years
(at maximum applicable     ------------------------------------
sales charge)                 -51.34%     -3.77%       7.65%

$10,000 Over Ten Years

[THE FOLLOWING INFORMATION WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

                                     Russell Midcap
                  Class B             Growth Index           S&P 500 Index
               --------------------------------------------------------------
'91                10000                10000                     10000
'92                10734                10923                     11104
'93                16610                13132                     12544
'94                16908                13451                     13006
'95                22978                17441                     16869
'96                25122                20289                     20297
'97                26697                26304                     28503
'98                21683                23839                     31091
'99                27263                32705                     39730
'00                41937                52450                     45002
'01                20892                25298                     33028

--------------------------------------------------------------------------------
Class C Level Load

o  No initial sales charge
o Deferred sales charge of 1%, paid if you sell shares within one year of purchase
o  Lower deferred sales charge than Class B(1) shares
o  Annual distribution/service (12b-1) fee of 1.00%
o No conversion to Class A shares after eight years, so annual expenses do not decrease

Cumulative Total Return       1 Year     5 Years    10 Years
(does not reflect          ------------------------------------
sales charge)                 -50.15%    -16.73%     109.50%

Average Annual Total Return   1 Year     5 Years    10 Years
(at maximum applicable     ------------------------------------
sales charge)                 -50.39%     -3.59%       7.68%

$10,000 Over Ten Years

[THE FOLLOWING INFORMATION WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

                                     Russell Midcap
                  Class C             Growth Index           S&P 500 Index
               --------------------------------------------------------------
'91                10000                10000                   10000
'92                10734                10923                   11104
'93                16594                13132                   12544
'94                16926                13451                   13006
'95                23031                17441                   16869
'96                25157                20289                   20297
'97                26732                26304                   28503
'98                21718                23839                   31091
'99                27316                32705                   39730
'00                42028                52450                   45002
'01                20950                25298                   33028

--------------------------------------------------------------------------------
Class S Special Programs

o Available through certain retirement accounts, advisory accounts of the investment manager and other programs that usually involve special conditions and separate fees (see a prospectus for details)
o  No sales charges of any kind
o No distribution/service (12b-1) fees; annual expenses are lower than for other share classes

Cumulative Total Return       1 Year     5 Years    10 Years
(does not reflect          ------------------------------------
sales charge)                 -49.68%    -12.54%     127.66%

Average Annual Total Return   1 Year     5 Years    10 Years
(at maximum applicable     ------------------------------------
sales charge)                 -49.68%     -2.64%       8.57%

$10,000 Over Ten Years

[THE FOLLOWING INFORMATION WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

                                     Russell Midcap
                  Class S             Growth Index           S&P 500 Index
               --------------------------------------------------------------
'91                10000                10000                    10000
'92                10734                10923                    11104
'93                16687                13132                    12544
'94                17173                13451                    13006
'95                23577                17441                    16869
'96                26031                20289                    20297
'97                27936                26304                    28503
'98                22925                23839                    31091
'99                29127                32705                    39730
'00                45240                52450                    45002
'01                22766                25298                    33028

A Closer Look [GRAPHIC]

12b-1 fees

12b-1 fees are named after the SEC rule that permits them.

The fund pays 12b-1 fees to cover service and distribution costs. The fees cover personal services and the maintenance of shareholder accounts. The fees also cover selling and marketing expenditures for the sale of fund shares.

The fund pays 12b-1 fees out of its assets, so shareholders see them as an indirect charge rather than a direct charge.

All of the performance figures on these pages assume reinvestment of dividends and distributions at net asset value.

The average annual total returns for the fund also include the effects of any fees and sales charges that would apply for each share class.

The S&P 500 (officially the "Standard & Poor's 500 Composite Stock Price Index") is an unmanaged index of 500 U.S. stocks. The Russell Midcap Growth Index contains only those stocks in the Russell Midcap Index (800 of the smallest securities in the Russell 1000 Index) that show above-average growth. The indexes do not take transaction charges into consideration. It is not possible to invest directly in an index.

Keep in mind that past performance is no guarantee of future results. The fund's share price, yield and return will fluctuate, and you may have a gain or loss when you sell your shares. During the periods prior to 1993, when shares of the fund were not offered to the general public, the fund was not subject to the cash inflows and higher redemptions and expenses that have occurred during the fund's current continuous public offering.

Returns for Class B(1) reflect Class B performance through December 31, 1998. Class B(1) was introduced January 1, 1999.

[GRAPHIC]
The Fund in Detail

The following pages describe the fund in detail as of the date of this report. They provide a "snapshot" of the fund's holdings at one moment in time (the report date), describe the financial dimensions of its operations for the past fiscal year, and give a summary of operations on a per-share basis for the past five fiscal years. There's also an overview of the fund and its business structure, as well as information on the accounting policies the fund uses in arriving at the figures it presents here.

[GRAPHIC]

Together, the words and numbers in this section offer a comprehensive picture of the fund and its recent activities. In fact, the text and notes on pages 7 to 18 are an integral part of the financial statements, which wouldn't be complete without them.

For more information about the fund's strategies, risks and expenses, refer to the fund's prospectus; you'll need to read it before making any investments. The prospectus also has more details on the fund's share classes and its policies for shareholder accounts. To obtain a copy of any State Street Research prospectus, see the back cover of this report.

Keep in mind that in annual reports, the portfolio holdings and financial statements are audited, while in semiannual reports they are unaudited.

6  State Street Research Mid-Cap Growth Fund

About the Fund
--------------------------------------------------------------------------------

Business Structure

State Street Research Mid-Cap_Growth Fund is a mutual fund that allows shareholders to pool their assets for investment in a portfolio of securities. This fund is a series of State Street Research Capital Trust, a Massachusetts business trust, and is an open-end management investment company.

Four entities administer the fund's main business functions:

o The board of trustees oversees the fund with its shareholders' interests in mind and have ultimate responsibility for the fund's activities.

o The investment manager, State Street Research & Management Company, is responsible for the fund's investment and business activities and receives the management fee as compensation.

o The distributor, State Street Research Investment Services, Inc., sells shares of the fund, handles investor inquiries and transaction orders and provides other shareholder services.

o The custodian, State Street Bank and Trust Company, holds fund securities, provides data on their market value, and handles related services.

The investment manager and the distributor are subsidiaries of MetLife, Inc. ("MetLife"). State Street Bank and Trust Company is not affiliated with MetLife (the similarity between its name and the names of the investment manager and distributor is coincidental). A majority of the trustees consists of people who are not affiliated with MetLife or any of its subsidiaries. The distributor pays a portion of its fees to MetLife for services it provides, including maintaining the accounts of some investors who hold shares through their firm's employee benefit plans and other sponsored arrangements.

Goal and Strategy

The fund seeks to provide long-term growth of capital. In seeking to achieve its investment objective, the fund invests primarily in mid-cap growth stocks.

Share Classes

The fund generally offers four share classes, each with its own sales charge and expense structure. The fund also offers an additional class of shares (Class B) but only to current Class B shareholders through reinvestment of dividends and distributions or through exchanges from existing Class B accounts of other State Street Research funds.

Class A shares are subject to an initial sales charge of up to 5.75% and pay service and distribution fees equal to 0.30% of average daily net assets. Class B(1) and Class B shares pay annual service and distribution fees of 1.00% and both classes automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years. Class B(1) and Class B shares are subject to a contingent deferred sales charge on certain redemptions made within six years and five years of purchase, respectively. Class C shares are subject to a contingent deferred sales charge of 1.00% on any shares redeemed within one year of their purchase, and also pay annual service and distribution fees of 1.00%. Class S shares are only offered through certain retirement accounts, advisory accounts of the investment manager, and special programs. No sales charge is imposed at the time of purchase or redemption of Class S shares. Class S shares do not pay any service or distribution fees.

            The text and notes are an integral part of the financial statements.

The Fund's Accounting Policies
--------------------------------------------------------------------------------

In keeping with accounting principles generally accepted in the United States, the fund has used the following policies in preparing the portfolio holdings and financial statements in this report:

The fund values all portfolio securities as of the date of this report (or, if that day wasn't a business day, then the most recent business day). The fund uses the following methods for determining the values of various types of securities:

  o Listed securities - The fund uses the price of the last sale on a national securities exchange that was quoted before the close of the New York Stock Exchange.

  o Over-the-counter securities - The fund uses the closing prices quoted on the Nasdaq system. If a security hasn't traded that day, or if it is not quoted on the Nasdaq system, the value is set at halfway between the closing bid and asked quotations.

  o Securities maturing within 60 days - The fund adjusts the value of these securities daily, moving them closer to the amount due on maturity as the maturity date approaches.

The fund accounts for each purchase and sale of portfolio securities on the trade date. In calculating realized gains or losses, the fund takes as its cost basis the identified cost of securities sold.

The fund records investment income from portfolio securities as follows:

  o Interest - The fund accrues interest daily as it earns it.

  o Cash dividends - The fund accrues these on the ex-dividend date.

The fund may seek additional income by lending portfolio securities to qualified institutions. The fund will receive cash or securities as collateral in the amount equal to at least 100% of the current market value of any loaned securities plus accrued interest. By reinvesting any cash collateral it receives in these transactions, the fund could realize additional gains or losses. If the borrower fails to return the securities and the collateral has declined in value, the fund could lose money. The fund accounts for income from the lending of its securities by including it in interest income.

The fund distributes its net earnings to its shareholders. The fund calculates these distributions using federal income tax regulations. As a result, they may be different than if the fund used generally accepted accounting principles. The fund distributes its earnings on the following schedule:

  o Dividends from net investment income - The fund ordinarily declares and pays these annually, if any.

  o Net realized capital gains - The fund distributes these annually, if any.

If the fund has no earnings to distribute, it won't make a distribution.

The fund does not intend to pay federal income tax. This is because it has elected to be exempt from taxes under Subchapter M of the Internal Revenue Code, in part because it makes distributions as described above.

The fund pays expenses as follows:

  o Expenses attributed to the fund - The fund pays these directly. Examples of these expenses include the management fee, transfer agent fee, custodian fee, and distribution and service fees.

  o Expenses attributed to the trust of which the fund is a series - These expenses are divided up among all funds in the trust. Each fund pays a proportional share. Examples of these expenses include the legal fees and trustees' fees.

The fund has used certain estimates and assumptions in preparing this report. Although they are necessary in order to follow generally accepted accounting principles, these estimates and assumptions affect several key areas, including the reported amounts of assets and liabilities, and income and expenses. Actual results could differ from those estimates.

The text and notes are an integral part of the financial statements.

8  State Street Research Mid-Cap Growth Fund

Portfolio Holdings
--------------------------------------------------------------------------------
September 30, 2001

The listings that begin on this page detail the fund's investment holdings as of the report date. We have grouped the holdings by asset class and then by specific industry.

The solid colored circles (1) show the fund's ten largest holdings, with the number in the circle showing where the holding ranks in the top ten.

--------------------------------------------------------------------------------
Notes about specific elements of the financials are called out in boxes such as this.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
KEY TO SYMBOLS

*  Denotes a security which has not paid a dividend during the last year.

o Denotes an American Depositary Receipt, a form of ownership of foreign securities that is traded in the United States and denominated in U.S. dollars.
--------------------------------------------------------------------------------

     Issuer                                            Shares         Value
     ---------------------------------------------------------------------------

     Common Stocks  93.8% of net assets

     Consumer Discretionary  19.1% of net assets
     ---------------------------------------------------------------------------

     Advertising Agencies 1.1%
     Lamar Advertising Co. Cl. A*                      157,400     $4,772,368
                                                                  -----------

     Casinos/Gambling, Hotel/Motel 1.6%
     International Game Technology Inc.*               168,000      7,140,000
                                                                  -----------

     Commercial Services 1.6%
     eBay Inc.*                                        160,500      7,342,875
                                                                  -----------

     Communications, Media & Entertainment 1.2%
     Univision Communications Inc. Cl. A*              241,800      5,549,310
                                                                  -----------

     Leisure Time 0.1%
     Callaway Golf Co.                                  26,100        334,080
                                                                  -----------

     Printing & Publishing 1.3%
     New York Times Co.                                155,300      6,061,359
                                                                  -----------

     Restaurants 4.4%
(6)  Brinker International Inc.*                       500,600     11,824,172
     Tricon Global Restaurants Inc.*                   201,100      7,887,142
                                                                  -----------
                                                                   19,711,314
                                                                  -----------

     Retail 6.1%
     Bed Bath & Beyond Inc.*                           142,300      3,622,958
     CDW Computer Centers Inc.*                        165,600      5,991,408
     KOHLS  Corp.*                                     113,600      5,452,800
     Staples Inc.*                                     286,100      3,810,852
     Talbots Inc.                                      177,800      3,991,610
     Tiffany & Co.                                     207,000      4,481,550
                                                                  -----------
                                                                   27,351,178
                                                                  -----------

     Shoes 1.7%
     Nike Inc. Cl. B                                   162,600      7,611,306
                                                                  -----------
     Total Consumer Discretionary                                  85,873,790
                                                                  -----------

     Consumer Staples  1.7% of net assets
     ---------------------------------------------------------------------------

     Beverages 1.7%
     Pepsi Bottling Group Inc.                         166,400      7,666,048
                                                                  -----------
     Total Consumer Staples                                         7,666,048
                                                                  -----------

            The text and notes are an integral part of the financial statements.

Portfolio Holdings CONTINUED
--------------------------------------------------------------------------------
September 30, 2001

     Issuer                                             Shares        Value
     ---------------------------------------------------------------------------

     Financial Services  12.5% of net assets
     ---------------------------------------------------------------------------

     Banks & Savings & Loan 3.7%
     Golden West Financial Corp.                      120,500     $7,001,050
     Investors Financial Services Co.                 167,700      9,666,228
                                                                 -----------
                                                                  16,667,278
                                                                 -----------

     Financial Data Processing Services & Systems 3.6%
     Checkfree Corp.*                                 226,100      3,836,917
(5)  Concord EFS Inc.*                                249,400     12,208,130
                                                                 -----------
                                                                  16,045,047
                                                                 -----------

     Miscellaneous Financial 2.9%
(2)  Capital One Financial Corp.                      288,100     13,261,243
                                                                 -----------

     Securities Brokerage & Services 2.3%
     Instinet Group Inc.*                             358,000      3,504,820
     Lehman Brothers Holdings Inc.                    121,700      6,918,645
                                                                 -----------
                                                                  10,423,465
                                                                 -----------
     Total Financial Services                                     56,397,033
                                                                 -----------

     Healthcare  29.1% of net assets
     ---------------------------------------------------------------------------

     Drugs & Biotechnology 18.8%
(4)  Andrx Corp.*                                      190,700     12,380,244
     Barr Laboratories, Inc.*                           85,800      6,783,348
(7)  Biogen Inc.*                                      210,500     11,699,590
     Forest Laboratories Inc.*                         100,400      7,242,856
(9)  Genzyme Corp.*                                    238,100     10,814,502
     Mylan Laboratories Inc.                           308,300     10,056,746
(8)  Sepracor Inc.*                                    325,000     11,667,500
     Shire Pharmaceuticals Group*o                     164,400      6,625,320
     Teva Pharmaceutical Industries Ltd.o              124,200      7,507,890
                                                                  -----------
                                                                   84,777,996
                                                                  -----------

     Healthcare Facilities 1.7%
     Quest Diagnostics, Inc.*                          119,800      7,391,660
                                                                  -----------

     Healthcare Services 6.1%
(3)  Express Scripts Inc. Cl. A*                       229,600     12,742,800
(1)  Wellpoint Health Networks Inc. Cl. A*             132,600     14,473,290
                                                                  -----------
                                                                   27,216,090
                                                                  -----------

     Hospital Supply 2.5%
     Guidant Corp.*                                    175,900      6,772,150
     Stryker Corp.                                      87,600      4,634,040
                                                                  -----------
                                                                   11,406,190
                                                                  -----------
     Total Healthcare                                             130,791,936
                                                                  -----------

     Materials & Processing  1.1% of net assets
     ---------------------------------------------------------------------------

     Diversified Manufacturing 1.1%
     American Standard Companies Inc.*                  89,000     $4,895,000
                                                                  -----------
     Total Materials & Processing                                   4,895,000
                                                                  -----------

     Other 3.0% of net assets
     ---------------------------------------------------------------------------

     Multi-Sector 3.0%
     Nasdaq 100 Index*                                 283,600      8,218,728
     Standard & Poor's 400 Mid-Cap
        Depositary Receipt*                             63,300      5,010,195
                                                                  -----------
     Total Other                                                   13,228,923
                                                                  -----------

     Other Energy  3.9% of net assets
     ---------------------------------------------------------------------------

     Gas Pipelines 1.8%
     EOG Resources Inc.                                286,300      8,282,659
                                                                  -----------

     Oil & Gas Producers 1.2%
     Ocean Energy Inc.*                                165,100      2,691,130
     XTO Energy Inc.                                   193,200      2,695,140
                                                                  -----------
                                                                    5,386,270
                                                                  -----------

     Oil Well Equipment & Services 0.9%
     National Oilwell Inc.*                            277,400      4,022,300
                                                                  -----------
     Total Other Energy                                            17,691,229
                                                                  -----------

     Producer Durables  8.1% of net assets
     ---------------------------------------------------------------------------

     Industrial Products 1.4%
     Waters Corp.*                                     171,200      6,123,824
                                                                  -----------

     Miscellaneous Equipment 1.5%
     Danaher Corp.                                     139,100      6,562,738
                                                                  -----------

     Production Technology Equipment 1.4%
     Millipore Corp.                                   123,300      6,527,502
                                                                  -----------

     Telecommunications Equipment 3.8%
     American Tower Corp. Cl. A*                       399,300      5,546,277
     Polycom Inc.*                                     204,900      4,993,413
     Powerwave Technologies Inc.*                      562,200      6,701,424
                                                                  -----------
                                                                   17,241,114
                                                                  -----------
     Total Producer Durables                                       36,455,178
                                                                  -----------
The text and notes are an integral part of the financial statements.

10  State Street Research Mid-Cap Growth Fund

     Issuer                                             Shares        Value
     ---------------------------------------------------------------------------

     Technology  12.7% of net assets
     ---------------------------------------------------------------------------
     Communications Technology 2.1%
     Scientific Atlanta Inc.                           226,200     $3,969,810
     Symbol Technologies Inc.                          517,250      5,425,953
                                                                  -----------
                                                                    9,395,763
                                                                  -----------

     Computer Software 6.1%
     BMC Software Inc.*                                137,200      1,742,440
     Cadence Design Systems Inc.*                      250,800      4,175,820
(10) Intuit, Inc.*                                     283,800     10,160,040
     Mercury Interactive Corp.*                        155,100      2,953,104
     Peregrine Systems Inc.*                           285,800      3,609,654
     VeriSign Inc.*                                    112,600      4,717,940
                                                                  -----------
                                                                   27,358,998
                                                                  -----------

     Computer Technology 0.4%
     Brocade Communications Systems Inc.*              129,000      1,809,870
                                                                  -----------

     Electronics 0.5%
     Flextronics International Ltd.*                   142,300      2,413,678
                                                                  -----------

     Electronics: Semiconductors/Components 3.6%
     Altera Corp.*                                     266,100      4,358,718
     Integrated Device Technology Inc.*                304,100      6,118,492
     RF Micro Devices Inc.*                            350,400      5,823,648
                                                                  -----------
                                                                   16,300,858
                                                                  -----------
     Total Technology                                              57,279,167
                                                                  -----------

     Utilities  2.6% of net assets
     ---------------------------------------------------------------------------
     Cable Television & Radio 0.8%
     Adelphia Communications
       Corp. Cl.A* 165,600                                          3,676,320
                                                                  -----------

     Telecommunications 1.8%
     Western Wireless Corp. Cl. A*                     241,700      8,164,626
                                                                  -----------
     Total Utilities                                               11,840,946
                                                                  -----------

     Total Common Stocks                                          422,119,250(1)
                                                                  -----------

--------------------------------------------------------------------------------
(1) The fund paid a total of $485,357,178 for these securities.
--------------------------------------------------------------------------------

                                                    Principal
                                                      Amount         Value
     ---------------------------------------------------------------------------

     Commercial Paper  4.0% of net assets

     American Express Credit Corp.
       3.18%, 10/03/2001                            $8,061,000     $8,059,576
     Wells Fargo Financial Inc.
       3.21%, 10/02/2001                             9,628,000      9,627,141
                                                                  -----------
     Total Commercial Paper                                        17,686,717(2)
                                                                  -----------
--------------------------------------------------------------------------------
(2) The fund paid a total of $17,686,717 for these securities.
--------------------------------------------------------------------------------

                                                      % of
                                                    Net Assets
     ---------------------------------------------------------------------------

     Summary of Portfolio Assets

     Investments                                          97.8%  $439,805,967(3)
     Cash and Other Assets, Less Liabilities               2.2%    10,114,658
                                                   -----------   ------------
     Net Assets                                          100.0%  $449,920,625
                                                   ===========   ============
--------------------------------------------------------------------------------
(3) The fund paid a total of $503,043,895 for these securities.
--------------------------------------------------------------------------------

Federal Income Tax Information

At September 30, 2001, the net unrealized depreciation of investments based on cost for federal income tax purposes of $504,779,633 was as follows:

Aggregate gross unrealized appreciation for all investments
in which there is an excess of value over tax cost                $42,102,425

Aggregate gross unrealized depreciation for all investments
in which there is an excess of tax cost over value               (107,076,091)
                                                                 -------------
                                                                 ($64,973,666)
                                                                 =============

At September 30, 2001, the fund had a capital loss carryforward of $21,447,854 available, to the extent provided in regulations, to offset future capital gains, if any, which expires on September 30, 2009.

In order to meet certain excise tax distribution requirements under Section 4982 of the Internal Revenue Code, the fund is required to measure and distribute annually, if necessary, net capital gains realized during a 12-month period ending October 31. In this connection, the fund is permitted to defer into its next fiscal year any net capital losses incurred between each November 1 and the end of its fiscal year. From November 1, 2000 through September 30, 2001, the fund incurred net capital losses of approximately $237,927,000 and intends to defer and treat such losses as arising in the fiscal year ended September 30, 2002.

            The text and notes are an integral part of the financial statements.

Statement of Assets and Liabilities
--------------------------------------------------------------------------------
September 30, 2001

This is the fund's balance sheet as of the report date. It shows the fund's total assets, its liabilities and, by subtraction, its net assets. It also shows the share price for each share class as of the report date.

Assets
Investments, at value*                                          $439,805,967(1)
Collateral for securities on loan                                 19,521,252
Cash                                                                   3,579
Receivable for securities sold                                    20,880,491
Receivable for fund shares sold                                    1,045,240
Dividends and interest receivable                                     89,379
                                                                -------------
                                                                 481,345,908
Liabilities
Payable for collateral received on securities loaned              19,521,252
Payable for securities purchased                                   9,335,088
Payable for fund shares redeemed                                   1,120,146
Accrued transfer agent and shareholder services                      558,779
Accrued management fee                                               312,980
Accrued distribution and service fees                                210,685
Accrued trustees' fees                                                29,178
Accrued administration fee                                            17,355
Other accrued expenses                                               319,820
                                                                -------------
                                                                  31,425,283
                                                                -------------

Net Assets                                                      $449,920,625
                                                                =============
Net Assets consist of:
   Unrealized depreciation of investments                       ($63,237,928)
   Accumulated net realized loss                                (261,110,104)
   Paid-in capital                                               774,268,657
                                                                -------------
                                                                $449,920,625(2)
                                                                =============

*Includes securities on loan valued at $19,539,246

--------------------------------------------------------------------------------
(1) The fund paid a total of $503,043,895 for these securities.
--------------------------------------------------------------------------------
(2)                  Net Asset Value (NAV) of Each Share Class

Except where noted, the NAV is the offering and the redemption price for each class.

Class   Net Assets     /     Number of Shares   =   NAV

A       $201,935,907        40,101,889             $5.04*
B(1)    $26,083,463          5,979,899             $4.36**
B       $157,787,827        36,217,815             $4.36**
C       $17,362,254          3,959,454             $4.39**
S       $46,751,174          8,793,159             $5.32

*  Maximum offering price per share = $5.35 ($5.04 / 0.9425)
** Redemption price per share for Class B(1), Class B and Class C is equal to net asset value less any applicable contingent deferred sales charge.
--------------------------------------------------------------------------------

The text and notes are an integral part of the financial statements.

12  State Street Research Mid-Cap Growth Fund

Statement of Operations
--------------------------------------------------------------------------------
For the year ended September 30, 2001

This shows what the fund earned and lost over the report period, and what its expenses were.

Investment Income

Dividends, net of foreign taxes                                 $  1,781,862(1)
Interest                                                           3,854,550(2)
                                                                -------------
                                                                   5,636,412
Expenses

Management fee                                                     5,179,334(3)
Transfer agent and shareholder services                            2,763,790(4)
Reports to shareholders                                              399,847
Custodian fee                                                        215,097
Distribution and service fees - Class A                              919,265(5)
Distribution and service fees - Class B(1)                           336,909(5)
Distribution and service fees - Class B                            2,593,935(5)
Distribution and service fees - Class C                              301,764(5)
Administration fee                                                   121,066(6)
Registration fees                                                    120,876
Audit fee                                                             36,475
Trustees' fees                                                        25,406(7)
Legal fees                                                            15,060
Miscellaneous                                                         12,112
                                                               --------------
                                                                  13,040,936
Fees paid indirectly                                                (188,374)(8)
                                                               --------------
                                                                  12,852,562
                                                               --------------
Net investment loss                                               (7,216,150)
                                                               --------------
Realized and Unrealized Loss
on Investments

Net realized loss on investments                                (258,889,874)(9)
Change in unrealized depreciation
  of investments                                                (231,924,611)
                                                               --------------
Net loss on investments                                         (490,814,485)
                                                               --------------
Net decrease in net assets resulting
  from operations                                              ($498,030,635)
                                                               ==============

--------------------------------------------------------------------------------
(1) The fund paid foreign taxes of $9,484.
--------------------------------------------------------------------------------
(2) Includes $319,870 in income from the lending of portfolio securities. As of the report date, the fund had a total of $19,539,246 of securities out on loan and was holding a total of $19,930,031 in collateral (including $19,521,252 of cash collateral invested in AIM Liquid Assets Portfolio and $408,779 of U.S. Government obligations) related to those loans.
--------------------------------------------------------------------------------
(3) The management fee is 0.75% of the first $500 million of average net assets, annually, 0.70% of the next $500 million, and 0.65% of any amount over $1 billion.
--------------------------------------------------------------------------------
(4) Includes a total of $1,184,168 paid to the distributor for the services it provided and to MetLife for similar services it provided, including maintaining the accounts of some investors who hold shares through the firm's employee benefit plans and other sponsored arrangements. Total shareholder service costs are allocated to each fund in the same ratios as the transfer agent costs.
--------------------------------------------------------------------------------
(5) Payments made to the distributor under the fund's 12b-1 plans. The fees cover personal services and the maintenance of shareholder accounts. The fees also cover distribution and marketing expenditures for the sale of fund shares. For Class A, Class B, and Class C shares, the payments are intended to reimburse the distributor for expenditures incurred under the plan, and any unused payments are returnable to the fund. For Class B(1) shares, the payments compensate the distributor for services and expenditures incurred under the plan, and none of the payments are returnable to the fund.
--------------------------------------------------------------------------------
(6) Payments made to the investment manager for certain administrative costs incurred in providing other assistance and services to the fund. The fee is based on a fixed amount that has been allocated equally among State Street Research Funds.
--------------------------------------------------------------------------------
(7) Paid only to trustees who aren't currently affiliated with the adviser (the fund doesn't pay trustees' fees to affiliated trustees).
--------------------------------------------------------------------------------
(8) Represents transfer agents credits earned from uninvested cash balances and directed brokerage credits used to reduce the custodian fee.
--------------------------------------------------------------------------------
(9) The fund sold $946,371,200 of securities. During this same period, the fund also bought $819,856,030 worth of securities. These figures don't include short-term obligations or U.S. government securities.
--------------------------------------------------------------------------------

            The text and notes are an integral part of the financial statements.

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

This shows how the fund's size changed over the report period, including changes that resulted from investment performance as well as those that resulted from shareholders.

                                                 Years ended September 30
                                          --------------------------------------
                                                 2000                2001
--------------------------------------------------------------------------------
Increase (Decrease) in Net Assets
Operations:
Net investment loss                         ($11,397,980)        ($7,216,150)
Net realized gain (loss)
  on investments                             471,990,003        (258,889,874)
Change in unrealized
  depreciation of investments                (58,627,131)       (231,924,611)
                                          -----------------------------------
Net increase (decrease)
  resulting from operations                  401,964,892        (498,030,635)
                                          -----------------------------------

Distributions from capital gains:
   Class A                                   (18,716,333)       (189,688,265)
   Class B(1)                                   (642,758)        (18,510,592)
   Class B                                   (19,306,598)       (182,597,747)
   Class C                                    (2,433,655)        (22,976,475)
   Class S                                    (5,227,876)        (48,974,089)
                                          -----------------------------------
                                             (46,327,220)       (462,747,168)(1)
                                          -----------------------------------
Net increase (decrease) from
  fund share transactions                    (64,099,810)        338,082,447(2)
                                          -----------------------------------
Total increase (decrease)
  in net assets                              291,537,862        (622,695,356)
                                          -----------------------------------

Net Assets
Beginning of year                            781,078,119       1,072,615,981
                                          -----------------------------------
End of year                               $1,072,615,981        $449,920,625
                                          ===================================

--------------------------------------------------------------------------------
(1) The fund has designated as long-term $259,214,955 of this amount.
--------------------------------------------------------------------------------

The text and notes are an integral part of the financial statements.


14  State Street Research Mid-Cap Growth Fund

--------------------------------------------------------------------------------
(2) These transactions break down by share class as follows:

                                                                       Years ended September 30
                                                      -------------------------------------------------------------
                                                                 2000                             2001
                                                      -------------------------------------------------------------
Class A                                                  Shares        Amount             Shares         Amount
===================================================================================================================
Shares sold                                            6,802,987      $115,733,976     37,119,732      $263,170,694*
Issued upon reinvestment of
 distributions from capital gains                      1,136,163        18,225,176     21,616,957       184,391,165
Shares redeemed                                       (9,112,449)     (155,131,940)   (41,047,177)     (292,051,670)
                                                      -------------------------------------------------------------
Net increase (decrease)                               (1,173,299)     ($21,172,788)    17,689,512      $155,510,189
                                                      =============================================================

Class B(1)                                               Shares        Amount             Shares         Amount
===================================================================================================================
Shares sold                                            1,430,520      $ 24,710,004      2,537,462      $ 18,579,367**
Issued upon reinvestment of
 distributions from capital gains                         40,788           601,180      2,455,384        18,243,471
Shares redeemed                                         (179,493)       (3,053,990)      (981,523)       (6,270,747)***
                                                      -------------------------------------------------------------
Net increase                                           1,291,815      $ 22,257,194      4,011,323      $ 30,552,091
                                                      =============================================================

Class B                                                  Shares        Amount             Shares         Amount
===================================================================================================================
Shares sold                                            1,308,030      $ 22,612,055        744,458      $  7,572,958
Issued upon reinvestment of
 distributions from capital gains                      1,209,097        18,257,330     23,174,956       171,958,139
Shares redeemed                                       (5,350,216)      (87,876,826)    (9,571,871)      (65,399,802)***
                                                      -------------------------------------------------------------
Net increase (decrease)                               (2,833,089)     ($47,007,441)    14,347,543      $114,131,295
                                                      =============================================================

Class C                                                  Shares        Amount             Shares         Amount
===================================================================================================================
Shares sold                                              138,864      $  2,373,465        250,686      $  1,703,333**
Issued upon reinvestment of
 distributions from capital gains                        145,328         2,200,241      2,740,992        20,505,210
Shares redeemed                                         (732,355)      (11,933,887)    (1,773,313)      (11,842,443)****
                                                      -------------------------------------------------------------
Net increase (decrease)                                 (448,163)     ($ 7,360,181)     1,218,365      $ 10,366,100
                                                      =============================================================

Class S                                                  Shares        Amount             Shares         Amount
===================================================================================================================
Shares sold                                            2,156,067      $ 40,290,794      1,845,850      $ 16,561,489
Issued upon reinvestment of
 distributions from capital gains                        305,445         5,014,462      5,096,679        45,768,173
Shares redeemed                                       (3,070,429)      (56,121,850)    (4,052,343)      (34,806,890)
                                                      -------------------------------------------------------------
Net increase (decrease)                                 (608,917)     ($10,816,594)     2,890,186      $ 27,522,772
                                                      =============================================================

      The trustees have the authority to issue an unlimited number of shares of beneficial interest, with a $0.001 par value per share. At September 30, 2001, the Adviser owned 17,234 Class A shares of the fund.

* Sales charges collected by the distributor and MetLife were $64,702 and $343,227.

** Like all broker-dealers, MetLife received commissions that were calculated as a percentage of these sales but the commissions of $531,623 and $248 for Class B(1) and Class C, were paid by the distributor, not the fund.

*** Includes $31,685 and $27,258 in deferred sales charges collected by the distributor for Class B(1) and Class B.

****  Includes $47 in deferred sales charges collected by the distributor.
--------------------------------------------------------------------------------

            The text and notes are an integral part of the financial statements.

Financial Highlights
--------------------------------------------------------------------------------
These provide a summary of each share class's financial performance for the past five fiscal years.

                                                                                             Class A
                                                                   ===============================================================
                                                                                      Years ended September 30
                                                                   ---------------------------------------------------------------
Per-Share Data                                                      1997(a)       1998(a)       1999(a)       2000(a)       2001(a)
==================================================================================================================================
Net asset value, beginning of year ($)                               13.76         14.74         11.95         13.64         20.10
                                                                     -----         -----         -----         -----         -----
   Net investment loss ($)                                           (0.08)        (0.12)        (0.14)        (0.15)        (0.06)
   Net realized and unrealized gain (loss) on investments ($)         1.06         (2.54)         3.15          7.44         (6.47)
                                                                     -----         -----         -----         -----         -----
Total from investment operations ($)                                  0.98         (2.66)         3.01          7.29         (6.53)
                                                                     -----         -----         -----         -----         -----
   Distributions from capital gains ($)                                 --         (0.13)        (1.32)        (0.83)        (8.53)
                                                                     -----         -----         -----         -----         -----
Total distributions ($)                                                 --         (0.13)        (1.32)        (0.83)        (8.53)
                                                                     -----         -----         -----         -----         -----
Net asset value, end of year ($)                                     14.74         11.95         13.64         20.10          5.04
                                                                     =====         =====         =====         =====         =====
Total return (%) (b)                                                  7.12        (18.14)        26.75         54.91        (49.83)

Ratios/Supplemental Data
==================================================================================================================================
Net assets at end of year ($thousands)                             470,977       319,014       321,667       450,521       201,936
Expense ratio (%)                                                     1.21          1.39          1.40          1.38          1.56
Expense ratio after expense reductions (%)                            1.21          1.39          1.38          1.37          1.54
Ratio of net investment loss to average net assets (%)               (0.60)        (0.88)        (1.03)        (0.85)        (0.73)
Portfolio turnover rate (%)                                         230.66         86.34         68.03        171.87        123.50

                                                                                                           Class B(1)
                                                                                              ====================================
                                                                                                    Years ended September 30
                                                                                              ------------------------------------
Per-Share Data                                                                                 1999(a)(c)     2000(a)       2001(a)
==================================================================================================================================
Net asset value, beginning of year ($)                                                           13.17         12.90         18.83
                                                                                                 -----         -----         -----
   Net investment loss ($)                                                                       (0.17)        (0.26)        (0.09)
   Net realized and unrealized gain (loss) on investments ($)                                    (0.10)         7.02         (5.85)
                                                                                                 -----         -----         -----
Total from investment operations ($)                                                             (0.27)         6.76         (5.94)
                                                                                                 -----         -----         -----
   Distributions from capital gains ($)                                                             --         (0.83)        (8.53)
                                                                                                 -----         -----         -----
Total distributions ($)                                                                             --         (0.83)        (8.53)
                                                                                                 -----         -----         -----
Net asset value, end of year ($)                                                                 12.90         18.83          4.36
                                                                                                 =====         =====         =====
Total return (%) (b)                                                                             (2.05)(d)     53.90        (50.25)

Ratios/Supplemental Data
==================================================================================================================================
Net assets at end of year ($ thousands)                                                          8,730        37,063        26,083
Expense ratio (%)                                                                                 2.15(e)       2.11          2.26
Expense ratio after expense reductions (%)                                                        2.13(e)       2.10          2.24
Ratio of net investment loss to average net assets (%)                                           (1.81)(e)     (1.52)        (1.43)
Portfolio turnover rate (%)                                                                      68.03        171.87        123.50

The text and notes are an integral part of the financial statements.

16  State Street Research Mid-Cap Growth Fund

                                                                                             Class B
                                                                   ===============================================================
                                                                                      Years ended September 30
                                                                   ---------------------------------------------------------------
Per-Share Data                                                      1997(a)       1998(a)       1999(a)       2000(a)       2001(a)
==================================================================================================================================
Net asset value, beginning of year ($)                               13.40         14.24         11.45         12.90         18.82
                                                                     -----         -----         -----         -----         -----
   Net investment loss ($)                                           (0.17)        (0.22)        (0.22)        (0.26)        (0.10)
   Net realized and unrealized gain (loss) on investments ($)         1.01         (2.44)         2.99          7.01         (5.83)
                                                                     -----         -----         -----         -----         -----
Total from investment operations ($)                                  0.84         (2.66)         2.77          6.75         (5.93)
                                                                     -----         -----         -----         -----         -----
   Distributions from capital gains ($)                                 --         (0.13)        (1.32)        (0.83)        (8.53)
                                                                     -----         -----         -----         -----         -----
Total distributions ($)                                                 --         (0.13)        (1.32)        (0.83)        (8.53)
                                                                     -----         -----         -----         -----         -----
Net asset value, end of year ($)                                     14.24         11.45         12.90         18.82          4.36
                                                                     =====         =====         =====         =====         =====
Total return (%) (b)                                                  6.27        (18.78)        25.74         53.83        (50.18)

Ratios/Supplemental Data
==================================================================================================================================
Net assets at end of year ($ thousands)                            562,392       365,547       318,695       411,584       157,788
Expense ratio (%)                                                     1.98          2.13          2.15          2.11          2.26
Expense ratio after expense reductions (%)                            1.98          2.13          2.13          2.10          2.24
Ratio of net investment loss to average net assets (%)               (1.32)        (1.63)        (1.77)        (1.58)        (1.44)
Portfolio turnover rate (%)                                         230.66         86.34         68.03        171.87        123.50

                                                                                             Class C
                                                                   ===============================================================
                                                                                      Years ended September 30
                                                                   ---------------------------------------------------------------
Per-Share Data                                                      1997(a)       1998(a)       1999(a)       2000(a)       2001(a)
==================================================================================================================================
Net asset value, beginning of year ($)                               13.42         14.26         11.47         12.93         18.87
                                                                     -----         -----         -----         -----         -----
   Net investment loss ($)                                           (0.17)        (0.22)        (0.22)        (0.27)        (0.10)
   Net realized and unrealized gain (loss) on investments ($)         1.01         (2.44)         3.00          7.04         (5.85)
                                                                     -----         -----         -----         -----         -----
Total from investment operations ($)                                  0.84         (2.66)         2.78          6.77         (5.95)
                                                                     -----         -----         -----         -----         -----
   Distributions from capital gains ($)                                 --         (0.13)        (1.32)        (0.83)        (8.53)
                                                                     -----         -----         -----         -----         -----
Total distributions ($)                                                 --         (0.13)        (1.32)        (0.83)        (8.53)
                                                                     -----         -----         -----         -----         -----
Net asset value, end of year ($)                                     14.26         11.47         12.93         18.87          4.39
                                                                     =====         =====         =====         =====         =====
Total return (%) (b)                                                  6.26        (18.76)        25.77         53.86        (50.15)

Ratios/Supplemental Data
==================================================================================================================================
Net assets at end of year ($ thousands)                            120,051        55,208        41,235        51,721        17,362
Expense ratio (%)                                                     1.98          2.13          2.15          2.11          2.26
Expense ratio after expense reductions (%)                            1.98          2.13          2.13          2.10          2.24
Ratio of net investment loss to average net assets (%)               (1.30)        (1.63)        (1.77)        (1.58)        (1.44)
Portfolio turnover rate (%)                                         230.66         86.34         68.03        171.87        123.50

(a)   Per-share figures have been calculated using the average shares method.
(b)   Does not reflect any front-end or contingent deferred sales charges.
(c)   January 1, 1999 (commencement of share class) to September 30, 1999.
(d)   Not annualized.
(e)   Annualized.

            The text and notes are an integral part of the financial statements.

Financial Highlights continued

                                                                                             Class S
                                                                   ===============================================================
                                                                                      Years ended September 30
                                                                   ---------------------------------------------------------------
Per-Share Data                                                      1997(a)       1998(a)       1999(a)       2000(a)       2001(a)
==================================================================================================================================
Net asset value, beginning of year ($)                               13.94         14.96         12.16         13.94         20.62
                                                                     -----         -----         -----         -----         -----
   Net investment loss ($)                                           (0.05)        (0.09)        (0.10)        (0.11)        (0.04)
   Net realized and unrealized gain (loss) on investments ($)         1.07         (2.58)         3.20          7.62         (6.73)
                                                                     -----         -----         -----         -----         -----
Total from investment operations ($)                                  1.02         (2.67)         3.10          7.51         (6.77)
                                                                     -----         -----         -----         -----         -----
   Distributions from capital gains ($)                                 --         (0.13)        (1.32)        (0.83)        (8.53)
                                                                     -----         -----         -----         -----         -----
Total distributions ($)                                                 --         (0.13)        (1.32)        (0.83)        (8.53)
                                                                     -----         -----         -----         -----         -----
Net asset value, end of year ($)                                     14.96         12.16         13.94         20.62          5.32
                                                                     =====         =====         =====         =====         =====
Total return (%) (b)                                                  7.32        (17.94)        27.06         55.32        (49.68)

Ratios/Supplemental Data
==================================================================================================================================
Net assets at end of year ($ thousands)                            189,778       113,118        90,751       121,727        46,751
Expense ratio (%)                                                     0.96          1.14          1.15          1.11          1.26
Expense ratio after expense reductions (%)                            0.96          1.14          1.13          1.10          1.24
Ratio of net investment loss to average net assets (%)               (0.37)        (0.63)        (0.77)        (0.58)        (0.43)
Portfolio turnover rate (%)                                         230.66         86.34         68.03        171.87        123.50

(a) Per-share figures have been calculated using the average shares method.
(b) Does not reflect any front-end or contingent deferred sales charges.

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Trustees of State Street Research
Capital Trust and the Shareholders of
State Street Research Mid-Cap Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the State Street Research Mid-Cap Growth Fund (a series of State Street Research Capital Trust, hereafter referred to as the "Trust") at September 30, 2001, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 5, 2001

The text and notes are an integral part of the financial statements.

18  State Street Research Mid-Cap Growth Fund

Board of Trustees


Richard S. Davis
Chairman of the Board,
President and Chief Executive Officer,
State Street Research & Management Company

Bruce R. Bond
Former Chairman of the Board,
Chief Executive Officer and President,
PictureTel Corporation

Steve A. Garban
Former Senior Vice President
for Finance and Operations and Treasurer, The Pennsylvania State University

Dean O. Morton
Former Executive Vice President,
Chief Operating Officer and Director,
Hewlett-Packard Company

Susan M. Phillips
Dean, School of Business and Public Management,
George Washington University; former Member of the Board of Governors of the Federal Reserve System and Chairman and Commissioner of the Commodity Futures
Trading Commission

Toby Rosenblatt
President, Founders Investments Ltd.

Michael S. Scott Morton
Jay W. Forrester Professor of Management,
Sloan School of Management,
Massachusetts Institute of Technology

Cover Illustration: (C) Artville

[LOGO] STATE STREET RESEARCH                                   -----------------
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                                                                 PERMIT NO. 20
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Contact Information for
INVESTOR SERVICES
--------------------------------------------------------------------------------

New accounts, mutual fund purchases, exchanges and account information

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For 24-Hour
Automated Access
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         ----------------
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OverView
---------------------------------------
For more information on the products
and services mentioned in OverView,
our shareholder newsletter, visit our
web site at www.ssrfunds.com


State Street Research
FYI
--------------------------------------------------------------------------------
Did you know that you can give a State Street Research mutual fund as a gift? Call a service center representative at 1-87-SSR-FUNDS (1-877-773-8637), Monday through Friday, 8am-6pm eastern time, to learn more.

---------------------------
           [LOGO]
           DALBAR
   HONORS COMMITMENT TO:
         INVESTORS
            2000
---------------------------
 for Excellence in Service

(1)   Formerly State Street Research Growth Fund.

(2)   Formerly State Street Research Alpha Fund.

(3)   Formerly State Street Research Argo Fund.

(4)   Formerly State Street Research Galileo Fund.

(5) Distribution is now limited. Contact State Street Research for more details.

(6) An investment in the State Street Research Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

--------------------------------------------------------------------------------

This report must be accompanied or preceded by a current State Street Research Mid-Cap Growth Fund prospectus. When used after December 31, 2001, this report must be accompanied by a current Quarterly Performance Update.

To obtain a prospectus of any State Street Research fund call 1-87-SSR-FUNDS (1-877-773-8637). The prospectus contains more complete information, including sales charges and expenses. Please read the prospectus carefully before investing or sending money.

The Dalbar awards recognize quality shareholder service and should not be considered a rating of fund performance. The survey included mutual fund complexes that volunteered or were otherwise selected to participate and was not industrywide.

State Street Research
Spectrum of Funds
--------------------------------------------------------------------------------

[GRAPHIC]
AGGRESSIVE

EQUITY FUNDS
------------

Global Resources Fund
Health Sciences Fund
Emerging Growth Fund
Mid-Cap Growth Fund
Concentrated International Fund
Concentrated Growth Fund
Large-Cap Growth Fund(1)
Aurora Fund(5)
Mid-Cap Value Fund(2)
Large-Cap Value Fund(3)
International Equity Fund
Large-Cap Analyst Fund(4)
Investment Trust
Legacy Fund
Strategic Growth & Income Fund


FIXED INCOME FUNDS
------------------

High Income Fund
Strategic Income Fund
Tax-Exempt Fund
Government Income Fund
Money Market Fund(6)

CONSERVATIVE



(C)2001 State Street Research Investment Services, Inc., One Financial Center, Boston, MA 02111-2690

CONTROL NUMBER:(exp1102)SSR-LD                                      MG-2653-1101

[LOGO] STATE STREET RESEARCH

Emerging Growth Fund
--------------------------------------------------------------------------------
                              [GRAPHIC]
                              Annual Report to Shareholders
                              September 30, 2001
In This Report
                                12 Month Review

                                   [GRAPHIC]

                                      plus
                                        The Fund at a Glance
                                        Fund Portfolio and Financials

   Contents

2  12 Month Review
   A look at the fund and its market
   environment over the past 12 months

4  Performance in Perspective
   The most recent performance in the
   context of the fund's track record

6  The Fund in Detail
   Portfolio holdings, financials and notes

From the Chairman

We at State
Street Research
are saddened by the tragedy that struck our nation on September 11, 2001. Our sympathies and prayers go out to all who have been affected.

[Photo of Richard S. Davis]
Richard S. Davis

In the months ahead, we hope you will join us as Americans--and as investors--to demonstrate support of the free market system that has helped so many people from different backgrounds to achieve their dreams. Although our political and military strength may be tested, we believe that America is equal to the task of bringing the perpetrators to justice and revitalizing our economy.

We urge you to stay the course of your investment plan in the difficult months ahead. You can count on our continued commitment to sound investing decisions backed by the research that is as much a part of our philosophy as it is a part of our name.

Sincerely,

/s/ Richard S. Davis

Richard S. Davis
Chairman
September 30, 2001

[GRAPHIC]
12 Month Review    Management's Discussion of Fund Performance Part 1

                           How State Street Research
                         Emerging Growth Fund Performed

In a challenging period for stocks, State Street Research Emerging Growth Fund returned -30.22%.(1) The fund held up far better than the Russell 2000(R) Growth Index, which returned -42.59% over the same period.(2) It also did significantly better than the Lipper Small-Cap Growth Funds Average, which returned -38.23% for the year.(3)

Reasons for the Fund's Performance
Investors turned bearish on growth stocks as the economy weakened early in the year, then accelerated their retreat after the terrorist attack of September 11. However, excellent stock selection in the technology, healthcare and consumer discretionary fields helped the fund outperform its peer group. The fund's technology investments were either up or flat in an otherwise down market. Our focus on healthcare services, including hospitals and laboratories, also helped performance.

Looking Ahead
Although we expect the economy to weaken further as a result of the events of September 11, we believe the market overall--and small-cap stocks in particular--have the potential to rebound in the months ahead. We believe that American consumers could end up being more resilient than they are expected to be. As a result, we continue to overweight the fund's exposure to consumer discretionary stocks, particularly gaming stocks. The portfolio also emphasizes healthcare stocks. Although we are maintaining a low weighting in technology, we took the opportunity to buy technology stocks when prices were low and we will increase our stake as technology spending picks up.

More Management's Discussion of Fund Performance on pages 4 and 5. [_]
Because financial markets and mutual fund strategies are constantly evolving, it is possible that the fund's holdings, market stance, outlook for various industries or securities and other matters discussed in this report have changed since this information was prepared. Portfolio changes should not be considered recommendations for action by individual investors.

Class A Shares(1)

      -30.22% [DOWN ARROW]

"Because we believe in the resilience of the American consumer, we continue to overweight the fund's exposure to consumer stocks."

[Photo of Tucker Walsh]
Tucker Walsh
Portfolio Manager,
State Street Research
Emerging Growth Fund

Russell 2000
Growth Index(2)

      -42.59% [DOWN ARROW]

2  State Street Research Emerging Growth Fund

[GRAPHIC] The Fund at a Glance as of 9/30/01

State Street Research Emerging Growth Fund: an aggressive growth fund focusing on small emerging growth companies.

                         Total Net Assets: $100 million
--------------------------------------------------------------------------------
Hits & Misses

[GRAPHIC]
International Game Technology

Strong earnings and cash flow growth helped boost the price of this leading manufacturer of computerized casino gaming products. We expect earnings growth to be strong again in 2002, thanks to the introduction of new coinless technology and market expansion. We continue to own the stock.

[GRAPHIC]
MCK Communications

Lower-than-expected capital spending by interchange carriers and competitive local exchange carriers (CLECs) hurt prospects for this niche supplier of products to the telecommunications industry and brought its stock price down sharply. We sold the stock after the reporting period.

Top 10 Holdings

         Issuer/Security                % of fund assets

 1       Laboratory Corp of America                 4.6%
 2       International Game Technology              4.2%
 3       Priority Healthcare                        3.4%
 4       Triad Hospitals                            2.8%
 5       Caremark Rx                                2.7%
 6       Oakley                                     2.3%
 7       Cox Radio                                  2.2%
 8       Mobile Mini                                2.1%
 9       Wilson Greatbatch Technology               2.1%
10       Spectrian                                  2.0%

         Total                                     28.4%

See page 9 for more detail.

Performance: Class A

Fund average annual total return as of 9/30/01(4, 5, 6, 7)
(at maximum applicable sales charge)

                               Life of Fund
     1 Year     5 Years         (10/4/93)
-------------------------------------------
    -34.23%     5.15%            5.42%

Fund average annual total return as of 9/30/01(4, 6, 7)
(does not reflect sales charge)

                               Life of Fund
     1 Year     5 Years         (10/4/93)
-------------------------------------------
    -30.22%     6.40%            6.20%

See pages 4 and 5 for data on other share classes.

Russell 2000 Growth Index as of 9/30/01(2)

                               Life of Fund
     1 Year     5 Years         (10/4/93)
-------------------------------------------
    -42.59%    -1.75%            3.66%

--------------------------------------------------------------------------------
Top 5 Industries
by % of fund assets

[THE FOLLOWING INFORMATION WAS REPRESENTED AS A BAR CHART IN THE PRINTED
MATERIAL]

September 30, 2000

Drugs & Biotechnology                           20.2%
Electronics: Semiconductors/Components          10.0%
Computer Software                                9.1%
Communications Technology                        6.7%
Casinos/Gambling, Hotel/Motel                    5.7%

September 30, 2001

Healthcare Services                              8.4%
Healthcare Facilities                            7.5%
Drugs & Biotechnology                            6.9%
Banks and Savings & Loans                        6.3%
Commercial Services                              6.3%

--------------------------------------------------------------------------------
Ticker Symbols
State Street Research Emerging Growth Fund
Class A: SCGAX Class B(1): SCGPX* Class B: SCGBX Class C: SGCDX Class S: SSEGX*

--------------------------------------------------------------------------------

(1)  Does not reflect sales charge.

(2) The Russell 2000 Growth Index contains only those stocks within the complete Russell 2000 Index (a small-company index) that show above-average growth. The index is unmanaged and does not take transaction charges into consideration. It is not possible to invest directly in the index.

(3) The Lipper Small-Cap Growth Funds Average shows the performance of a category of mutual funds with similar goals. The Lipper Average shows you how well the fund has done compared to competing funds.(

(4) Keep in mind that past performance is no guarantee of future results. The fund's share price, yield and return will fluctuate, and you may have a gain or loss when you sell your shares. All returns assume reinvestment of capital gains distributions and income dividends at net asset value.

(5)  Performance reflects a maximum 5.75% Class A share front-end sales charge.

(6) Performance results for the fund are increased by the voluntary reduction of fund fees and expenses; without subsidization performance would have been lower.

(7) Because the fund invests in emerging growth and special situation companies, an investment in the fund may involve greater-than-average risk and above-average price fluctuations. Small-company stocks are more volatile than large-company stocks. Favorable investments in initial public offerings ("IPOs") have helped produce short-term returns in some periods that are not typical and may not continue in the future.

*   Proposed.

[GRAPHIC]
Performance in Perspective   Management's Discussion of Fund Performance Part 2

                  Performance Figures as of September 30, 2001

These two pages focus on the fund's long-term track record. While a mutual fund's past performance is not a guarantee of future results, long-term returns can serve as an important context for evaluating recent performance. Three ways of measuring long-term performance are cumulative returns, average annual returns and the change in dollar value over time of a given investment. Information about these measures follows, while the share class boxes contain the results of these measures for each share class.

Cumulative Total Return
This represents the total percentage you would have earned or lost if you had invested a lump sum in the fund and left it there until the end of the period indicated. Performance would be lower if sales charges were reflected.

Average Annual Total Return
Average annual total return percentage is the rate you would have had to earn during each year of a given time period--say, five years--in order to end up with the fund's actual cumulative return for those five years. In reality, of course, fund performance varies from year to year. Because of this, a fund's actual performance for a given year may be higher or lower than an average annual performance figure.

$10,000 Over Life of Fund
This example is similar to cumulative total return, but uses dollars rather than percentages, and assumes that the lump sum you invested was $10,000. It also compares fund performance to the performance of a market index.

--------------------------------------------------------------------------------
    Class A Front Load

o Initial sales charge of 5.75% or less, with lower sales charges for larger investments (see a prospectus for details)
o Lower annual expenses than Class B(1) or Class C shares because of lower service (12b-1) fee of 0.30%

                                                  Life of Fund
Cumulative Total Return       1 Year     5 Years    (10/4/93)
(does not reflect           -----------------------------------
sales charge)                 -30.22%    36.35%      61.77%

                                                  Life of Fund
Average Annual Total Return   1 Year     5 Years    (10/4/93)
(at maximum applicable      -----------------------------------
sales charge)                 -34.23%     5.15%       5.42%

$10,000 Over Life of Fund


[THE FOLLOWING INFORMATION WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]
                                                  Russell 2000
                 Class A        S&P 500 Index     Growth Index
                 ---------------------------------------------
'93                 9425             10000            10000
'94                 7962             10368            10086
'95                 9013             13448            12931
'96                10539             16181            14562
'97                15598             22723            17962
'98                10922             24786            13502
'99                14100             31674            17908
'00                20593             35878            23221
'01                14370             26331            13331

--------------------------------------------------------------------------------
   Class B(1) Back Load

$10,000 Over Life of Fund

o   No initial sales charge
o   Deferred sales charge of 5% or less on shares you sell within six years
o   Annual distribution/service (12b-1) fee of 1.00%
o Automatic conversion to Class A shares after eight years, reducing future annual expenses

                                                  Life of Fund
Cumulative Total Return       1 Year     5 Years    (10/4/93)
(does not reflect           -----------------------------------
sales charge)                -30.48%     32.03%      53.60%

                                                  Life of Fund
Average Annual Total Return   1 Year     5 Years    (10/4/93)
(at maximum applicable      -----------------------------------
sales charge)                -33.32%      5.47%       5.51%

$10,000 Over Life of Fund

[THE FOLLOWING INFORMATION WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]
                                                  Russell 2000
                 Class B(1)     S&P 500 Index     Growth Index
                 ---------------------------------------------
'93               10000            10000             10000
'94                8921            10368             10086
'95               10031            13448             12931
'96               11634            16181             14562
'97               17090            22723             17962
'98               11868            24786             13502
'99               15235            31674             17908
'00               22080            35878             23221
'01               15363            26331             13331

4  State Street Research Emerging Growth Fund

--------------------------------------------------------------------------------
       Class B Back Load   (only available through exchanges from another
                            Class B account)

o   No initial sales charge
o   Deferred sales charge of 5% or less on shares you sell within five years
o   Annual distribution/service (12b-1) fee of 1.00%
o Automatic conversion to Class A shares after eight years, reducing future annual expenses

                                                  Life of Fund
Cumulative Total Return       1 Year     5 Years    (10/4/93)
(does not reflect           -----------------------------------
sales charge)                -30.42%     32.06%      53.63%

                                                  Life of Fund
Average Annual Total Return   1 Year     5 Years    (10/4/93)
(at maximum applicable      -----------------------------------
sales charge)                -33.26%      5.47%       5.52%

$10,000 Over Life of Fund

[THE FOLLOWING INFORMATION WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]
                                                  Russell 2000
                 Class B        S&P 500 Index     Growth Index
                 ---------------------------------------------
'93               10000            10000             10000
'94                8921            10368             10086
'95               10031            13448             12931
'96               11634            16181             14562
'97               17090            22723             17962
'98               11868            24786             13502
'99               15235            31674             17908
'00               22080            35878             23221
'01               15363            26331             13331
--------------------------------------------------------------------------------
       Class C     Level Load

o   No initial sales charge
o Deferred sales charge of 1%, paid if you sell shares within one year of purchase
o   Lower deferred sales charge than Class B(1) shares
o   Annual distribution/service (12b-1) fee of 1.00%
o No conversion to Class A shares after eight years, so annual expenses do not decrease

                                                  Life of Fund
Cumulative Total Return       1 Year     5 Years    (10/4/93)
(does not reflect           -----------------------------------
sales charge)                -30.40%     32.31%     53.78%

                                                  Life of Fund
Average Annual Total Return   1 Year     5 Years    (10/4/93)
(at maximum applicable      -----------------------------------
sales charge)                -30.97%      5.76%      5.53%

$10,000 Over Life of Fund

[THE FOLLOWING INFORMATION WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]
                                                  Russell 2000
                 Class C        S&P 500 Index     Growth Index
                 ---------------------------------------------
'93               10000            10000             10000
'94                8921            10368             10086
'95               10031            13448             12931
'96               11623            16181             14562
'97               17103            22723             17962
'98               11883            24786             13502
'99               15235            31674             17908
'00               22095            35878             23221
'01               15378            26331             13331
--------------------------------------------------------------------------------
       Class S     Special Programs

o Available through certain retirement accounts, advisory accounts of the investment manager and other programs that usually involve special conditions and separate fees (see a prospectus for details)
o   No sales charges of any kind
o No distribution/service (12b-1) fees; annual expenses are lower than for other share classes

                                                  Life of Fund
Cumulative Total Return       1 Year     5 Years    (10/4/93)
(does not reflect           -----------------------------------
sales charge)                -29.73%     38.74%      66.20%

                                                  Life of Fund
Average Annual Total Return   1 Year     5 Years    (10/4/93)
(at maximum applicable      -----------------------------------
sales charge)                -29.73%      6.77%       6.56%

$10,000 Over Life of Fund

[THE FOLLOWING INFORMATION WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]
                                                  Russell 2000
                 Class S        S&P 500 Index     Growth Index
                 ---------------------------------------------
'93               10000             10000             10000
'94                9005             10368             10086
'95               10230             13448             12931
'96               11979             16181             14562
'97               17770             22723             17962
'98               12470             24786             13502
'99               16160             31674             17908
'00               23651             35878             23221
'01               16620             26331             13331
--------------------------------------------------------------------------------

A Closer Look [GRAPHIC]

12b-1 fees

12b-1 fees are named after the SEC rule that permits them.

The fund pays 12b-1 fees to cover service and distribution costs. The fees cover personal services and the maintenance of shareholder accounts. The fees also cover selling and marketing expenditures for the sale of fund shares.

The fund pays 12b-1 fees out of its assets, so shareholders see them as an indirect charge rather than a direct charge.

All of the performance figures on these pages assume reinvestment of dividends and distributions at net asset value.

The average annual total returns for the fund also include the effects of any fees and sales charges that would apply for each share class.

The S&P 500 (officially the "Standard & Poor's 500 Composite Stock Price Index") is an unmanaged index of 500 U.S. stocks. The Russell 2000 Growth Index contains only those stocks in the Russell 2000 Index (a small-company index) that show above-average growth. The indexes do not take transaction charges into consideration. It is not possible to invest directly in an index.

Keep in mind that past performance is no guarantee of future results. The fund's share price, yield and return will fluctuate, and you may have a gain or loss when you sell your shares.

Because the fund invests in emerging growth and special situation companies, an investment in the fund may involve greater-than-average risk and above average price fluctuations. Small-company stocks are more volatile than large-company stocks. Favorable investments in initial public offerings ("IPOs") have helped produce short-term returns in some periods that are not typical and may not continue in the future.

Returns for Class B(1) reflect Class B performance through December 31, 1998. Class B(1) was introduced January 1, 1999.

[GRAPHIC]
The Fund in Detail

The following pages describe the fund in detail as of the date of this report. They provide a "snapshot" of the fund's holdings at one moment in time (the report date), describe the financial dimensions of its operations for the past fiscal year, and give a summary of operations on a per-share basis for the past five fiscal years. There's also an overview of the fund and its business structure, as well as information on the accounting policies the fund uses in arriving at the figures it presents here.

[GRAPHIC]

Together, the words and numbers in this section offer a comprehensive picture of the fund and its recent activities. In fact, the text and notes on pages 7 to 18 are an integral part of the financial statements, which wouldn't be complete without them.

For more information about the fund's strategies, risks and expenses, refer to the fund's prospectus; you'll need to read it before making any investments. The prospectus also has more details on the fund's share classes and its policies for shareholder accounts. To obtain a copy of any State Street Research prospectus, see the back cover of this report.

Keep in mind that in annual reports, the portfolio holdings and financial statements are audited, while in semiannual reports they are unaudited.


6  State Street Research Emerging Growth Fund

About the Fund
--------------------------------------------------------------------------------

Business Structure

State Street Research Emerging Growth Fund is a mutual fund that allows shareholders to pool their assets for investment in a portfolio of securities. This fund is a series of State Street Research Capital Trust, a Massachusetts business trust, and is an open-end management investment company.

Four entities administer the fund's main business functions:

o The board of trustees oversees the fund with its shareholders' interests in mind and have ultimate responsibility for the fund's activities.

o The investment manager, State Street Research & Management Company, is responsible for the fund's investment and business activities and receives the management fee as compensation.

o The distributor, State Street Research Investment Services, Inc., sells shares of the fund, handles investor inquiries and transaction orders and provides other shareholder services.

o The custodian, State Street Bank and Trust Company, holds fund securities, provides data on their market value, and handles related services.

The investment manager and the distributor are subsidiaries of MetLife, Inc. ("MetLife"). State Street Bank and Trust Company is not affiliated with MetLife (the similarity between its name and the names of the investment manager and distributor is coincidental). A majority of the trustees consists of people who are not affiliated with MetLife or any of its subsidiaries. The distributor pays a portion of its fees to MetLife for services it provides, including maintaining the accounts of some investors who hold shares through their firm's employee benefit plans and other sponsored arrangements.

Goal and Strategy

The fund seeks to provide growth of capital by investing primarily in emerging growth companies, with an emphasis on small companies.

Share Classes

The fund generally offers four share classes, each with its own sales charge and expense structure. The fund also offers an additional class of shares (Class B) but only to current Class B shareholders through reinvestment of dividends and distributions or through exchanges from existing Class B accounts of other State Street Research funds.

Class A shares are subject to an initial sales charge of up to 5.75% and pay service and distribution fees equal to 0.30% of average daily net assets. Class B(1) and Class B shares pay annual service and distribution fees of 1.00% and both classes automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years. Class B(1) and Class B shares are subject to a contingent deferred sales charge on certain redemptions made within six years and five years of purchase, respectively. Class C shares are subject to a contingent deferred sales charge of 1.00% on any shares redeemed within one year of their purchase, and also pay annual service and distribution fees of 1.00%. Class S shares are only offered through certain retirement accounts, advisory accounts of the investment manager, and special programs. No sales charge is imposed at the time of purchase or redemption of Class S shares. Class S shares do not pay any service or distribution fees.

            The text and notes are an integral part of the financial statements.

The Fund's Accounting Policies

In keeping with accounting principles generally accepted in the United States, the fund has used the following policies in preparing the portfolio holdings and financial statements in this report:

The fund values all portfolio securities as of the date of this report (or, if that day wasn't a business day, then the most recent business day). The fund uses the following methods for determining the values of various types of securities:

o Listed securities - The fund uses the price of the last sale on a national securities exchange that was quoted before the close of the New York Stock Exchange.

o Over-the-counter securities - The fund uses the closing prices quoted on the Nasdaq system. If a security hasn't traded that day, or if it is not quoted on the Nasdaq system, the value is set at halfway between the closing bid and asked quotations.

o Securities maturing within 60 days - The fund adjusts the value of these securities daily, moving them closer to the amount due on maturity as the maturity date approaches.

The fund accounts for each purchase and sale of portfolio securities on the trade date. In calculating realized gains or losses, the fund takes as its cost basis the identified cost of securities sold.

The fund records investment income from portfolio securities as follows:

o   Interest - The fund accrues interest daily as it earns it.

o   Cash dividends - The fund accrues these on the ex-dividend date.

The fund may seek additional income by lending portfolio securities to qualified institutions. The fund will receive cash or securities as collateral in the amount equal to at least 100% of the current market value of any loaned securities plus accrued interest. By reinvesting any cash collateral it receives in these transactions, the fund could realize additional gains or losses. If the borrower fails to return the securities and the collateral has declined in value, the fund could lose money. The fund accounts for income from the lending of its securities by including it in interest income.

The fund distributes its net earnings to its shareholders. The fund calculates these distributions using federal income tax regulations. As a result, they may be different than if the fund used generally accepted accounting principles. The fund distributes its earnings on the following schedule:

o Dividends from net investment income - The fund ordinarily declares and pays these annually, if any.

o   Net realized capital gains - The fund distributes these annually, if any.

If the fund has no earnings to distribute, it won't make a distribution.

The fund does not intend to pay federal income tax. This is because it has elected to be exempt from taxes under Subchapter M of the Internal Revenue Code, in part because it makes distributions as described above.

The fund pays expenses as follows:

o Expenses attributed to the fund - The fund pays these directly. Examples of these expenses include the management fee, transfer agent fee, custodian fee, and distribution and service fees.

o Expenses attributed to the trust of which the fund is a series - These expenses are divided up among all funds in the trust. Each fund pays a proportional share. Examples of these expenses include the legal fees and trustees' fees.

The fund has used certain estimates and assumptions in preparing this report. Although they are necessary in order to follow generally accepted accounting principles, these estimates and assumptions affect several key areas, including the reported amounts of assets and liabilities, and income and expenses. Actual results could differ from those estimates.

The text and notes are an integral part of the financial statements.

8  State Street Research Emerging Growth Fund

Portfolio Holdings
--------------------------------------------------------------------------------
September 30, 2001

The listings that begin on this page detail the fund's investment holdings as of the report date. We have grouped the holdings by asset class and then by specific industry.

The solid colored circles (1) show the fund's ten largest holdings, with the number in the circle showing where the holding ranks in the top ten.

--------------------------------------------------------------------------------
Notes about specific elements of the financials are called out in boxes such as this.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
KEY TO SYMBOLS

*   Denotes a security which has not paid a dividend during the last year.
--------------------------------------------------------------------------------

     Issuer                                           Shares        Value
     -----------------------------------------------------------------------

     Common Stocks 94.1% of net assets

     Consumer Discretionary  30.8% of net assets
     -----------------------------------------------------------------------
     Advertising Agencies 1.0%
     Lamar Advertising Co. Cl. A*                     33,900      $1,027,848

     Casinos/Gambling, Hotel/Motel 5.3%
     Anchor Gaming*                                   17,600         730,400
     Harrah's Entertainment Inc.*                     11,100         301,433
(2)  International Game Technology Inc.*              99,700       4,237,250
                                                                 -----------
                                                                   5,269,083
                                                                 -----------

     Commercial Services 6.3%
     Corporate Executive Board Co.*                   64,100       1,671,728
     Diamondcluster International Inc.*               49,400         486,590
     Hotel Reservations Network Inc. Cl. A*           22,300         507,102
     Maximus Inc.*                                    43,800       1,740,174
     Tetra Tech Inc.*                                 84,100       1,858,610
                                                                 -----------
                                                                   6,264,204
                                                                 -----------

     Communications, Media & Entertainment 4.6%
(7)  Cox Radio, Inc. Cl. A*                          107,300       2,164,241
     Hispanic Broadcasting Corp.*                    110,200       1,774,220
     Hollywood Entertainment Corp.*                   32,500         381,875
     Westwood One Inc.*                               11,900         264,775
                                                                 -----------
                                                                   4,585,111
                                                                 -----------

     Consumer Electronics 0.8%
     Earthlink Inc.*                                  51,600         785,868
                                                                 -----------

     Consumer Products 2.3%
(6)  Oakley Inc.*                                    183,500       2,302,925
                                                                 -----------

     Consumer Services 2.7%
     Career Education Corp.*                          24,000       1,320,000
     Corinthian Colleges Inc.*                         5,600         188,776
     Education Management Corp.*                      12,700         393,065
     University of Phoenix Online*                    26,500         820,440
                                                                 -----------
                                                                   2,722,281
                                                                 -----------
     Restaurants 1.7%
     Applebees International Inc.                     24,800         731,600
     Buca Inc.*                                       44,600         500,412
     Cheesecake Factory*                              19,500         467,025
                                                                 -----------
                                                                   1,699,037
                                                                 -----------
     Retail 6.1%
     Ann Taylor Stores Corp.*                         26,400         578,688
     Cost Plus Inc.*                                  28,900         530,604
     Delia's Inc.*                                   109,800         586,332
     Fisher Scientific International Inc.*            66,600       1,691,640
     Guitar Center Inc.*                              42,400         510,496
     Linens `n Things Inc.*                           49,000         910,420
     Pier 1 Imports Inc.                              56,500         468,950

            The text and notes are an integral part of the financial statements.

Portfolio Holdings CONTINUED
----------------------------------------------------------------------------
September 30, 2001

     Issuer                                           Shares        Value
     -----------------------------------------------------------------------

     Retail (cont'd)
     Priceline.com, Inc.*                             87,500      $  331,625
     Williams-Sonoma Inc.*                            22,300         530,963
                                                                 -----------
                                                                   6,139,718
                                                                 -----------
     Total Consumer Discretionary                                 30,796,075
                                                                 -----------

     Consumer Staples  0.3% of net assets
     -----------------------------------------------------------------------
     Foods 0.3%
     Performance Food Group Co.*                      11,600         335,147
                                                                 -----------
     Total Consumer Staples                                          335,147
                                                                 -----------

     Financial Services  11.6% of net assets
     -----------------------------------------------------------------------
     Banks & Savings & Loan 6.3%
     Boston Private Financial Holdings Inc.           39,900         778,449
     Doral Financial Corp.                            17,500         679,000
     Gold Banc Corporation Inc.                       36,600         285,114
     Hudson River Bancorp Inc.                        21,100         422,211
     Investors Financial Services Co.                 17,300         997,172
     New York Community Bancorp Inc.                  80,675       1,872,467
     Seacoast Financial Services Corp.                85,700       1,274,359
                                                                 -----------
                                                                   6,308,772
                                                                 -----------

     Insurance 3.5%
     Markel Corp.*                                    10,237       1,996,215
     RenaissanceRe Holdings Ltd.*                     16,400       1,458,124
                                                                 -----------
                                                                   3,454,339
                                                                 -----------

     Miscellaneous Financial 0.6%
     Metris Companies Inc.                            22,900         566,775
                                                                 -----------

     Securities Brokerage & Services 1.2%
     Investment Technology Group*                     22,000       1,220,780
                                                                 -----------
     Total Financial Services                                     11,550,666
                                                                 -----------

     Healthcare  22.8% of net assets
     -----------------------------------------------------------------------
     Drugs & Biotechnology 6.9%
     Cephalon Inc.*                                   22,800       1,137,264
     Charles River Laboratories Inc.*                 22,900         809,973
     Inhale Therapeutic Systems Inc.*                 45,800         609,140
     Invitrogen Corp.*                                14,700         966,672
(3)  Priority Healthcare Corp. Cl. B*                141,100       3,386,400
                                                                 -----------
                                                                   6,909,449
                                                                 -----------
     Healthcare Facilities 7.5%
(1)  Laboratory Corp. of America Holdings*            56,500       4,568,025
(4)  Triad Hospitals Inc.*                            78,500       2,778,900
     United Surgical Partners*                         6,100         125,050
                                                                 -----------
                                                                   7,471,975
                                                                 -----------
     Healthcare Services 8.4%
     Advance PCS*                                     20,500       1,471,490
     Apria Healthcare Group Inc.*                     23,300         603,470
(5)  Caremark Rx Inc.*                               162,000       2,702,160

     Healthcare Services (cont'd)
     DIANON Systems Inc.*                             16,900      $  848,380
     Option Care Inc.*                                24,100         383,402
     Province Healthcare Co.*                         52,800       1,939,872
     Select Medical Corp.*                            31,600         497,700
                                                                 -----------
                                                                   8,446,474
                                                                 -----------
     Total Healthcare                                             22,827,898
                                                                 -----------

     Materials & Processing  4.3% of net assets
     -----------------------------------------------------------------------
     Chemicals 2.1%
(9)  Wilson Greatbatch Technology, Inc.*              73,100       2,141,830
                                                                 -----------

     Containers & Packaging 2.2%
(8)  Mobile Mini Inc.*                                82,700       2,146,892
                                                                 -----------
     Total Materials & Processing                                  4,288,722
                                                                 -----------

     Other Energy  3.3% of net assets
     -----------------------------------------------------------------------
     Oil & Gas Producers 2.2%
     Spinnaker Exploration Co.*                       14,200         502,396
     Stone Energy Corp.*                              15,600         502,320
     XTO Energy Inc.                                  86,700       1,209,465
                                                                 -----------
                                                                   2,214,181
                                                                 -----------

     Oil Well Equipment & Services 1.1%
     NewPark Resources Inc.*                          66,100         446,175
     W-H Energy Services Inc.*                        47,200         663,632
                                                                 -----------
                                                                   1,109,807
                                                                 -----------
     Total Other Energy                                            3,323,988
                                                                 -----------

     Producer Durables  7.5% of net assets
     -----------------------------------------------------------------------
     Industrial Products 0.6%
     Roper Industries Inc.                            16,600         597,434
                                                                 -----------

     Machinery 0.9%
     FSI International, Inc.*                         53,200         529,872
     Helix Technology Corp.                           22,100         358,904
                                                                 -----------
                                                                     888,776
                                                                 -----------

     Production Technology Equipment 4.1%
     Brooks Automation Inc.*                          20,800         553,072
     FEI Co.*                                         18,600         404,550
     LTX Corp.*                                      111,600       1,518,876
     Nanometrics Inc.*                                17,100         298,169
     PRI Automation Inc.*                             45,400         454,908
     Varian Semiconductor Equipment Inc.*             31,900         824,615
                                                                 -----------
                                                                   4,054,190
                                                                 -----------

     Telecommunications Equipment 1.9%
     American Tower Corp. Cl. A*                      80,600       1,119,534
     MCK Communications Inc.*                        280,100         347,324
     Powerwave Technologies Inc.*                     37,600         448,192
                                                                 -----------
                                                                   1,915,050
                                                                 -----------
     Total Producer Durables                                       7,455,450
                                                                 -----------

The text and notes are an integral part of the financial statements.


10  State Street Research Emerging Growth Fund

     Issuer                                           Shares        Value
     -----------------------------------------------------------------------

     Technology  13.5% of net assets
     -----------------------------------------------------------------------
     Communications Technology 5.1%
     Anaren Microwave Inc.*                           86,000      $1,406,100
     REMEC Inc.*                                     214,900       1,704,157
(10) Spectrian Corp.*                                202,500       2,025,000
                                                                 -----------
                                                                   5,135,257
                                                                 -----------

     Computer Software 2.2%
     Acxiom Corp.*                                    67,300         632,620
     Wind River Systems Inc.*                         42,900         450,450
     Zoran Corp.*                                     45,300       1,097,166
                                                                 -----------
                                                                   2,180,236
                                                                 -----------

     Electronics 1.4%
     Aeroflex Inc.*                                   80,750         888,250
     Kopin Corp.*                                     45,500         474,565
                                                                 -----------
                                                                   1,362,815
                                                                 -----------

     Electronics: Semiconductors/Components 4.8%
     Advanced Micro Devices Inc.*                     53,900         439,285
     Cree Inc.*                                       48,500         716,830
     Exar Corp.*                                      25,800         446,340
     Genesis Microchip Inc.*                          31,500         886,410
     Lattice Semiconductor Corp.*                     19,700         309,290
     Oak Technology, Inc.*                           135,700       1,058,460
     TriQuint Semiconductors Inc.*                    58,000         927,420
                                                                 -----------
                                                                   4,784,035
                                                                 -----------
     Total Technology                                             13,462,343
                                                                 -----------

     Total Common Stocks                                          94,040,289(1)
                                                                 -----------

                                                  Principal
                                                    Amount            Value
     -----------------------------------------------------------------------
     Commercial Paper  6.4% of net assets
     American Express Credit Corp.,
        3.18%, 10/03/2001                         $1,612,000       1,611,715
     J.P. Morgan Chase & Co.,
        3.15%, 10/02/2001                          2,874,000       2,873,749
     Wells Fargo Financial Inc.,
        3.21%, 10/02/2001                          1,870,000       1,869,833
                                                                 -----------

     Total Commercial Paper                                        6,355,297(2)
                                                                 -----------

                                                    % of
     Issuer                                       Net Assets        Value
     -----------------------------------------------------------------------
     Summary of Portfolio Assets
     Investments                                     100.5%     $100,395,586(3)
     Cash and Other Assets,
        Less Liabilities                              (0.5%)        (451,285)
                                                 -----------    ------------
     Net Assets                                       100.0%     $99,944,301
                                                 ===========    ============

--------------------------------------------------------------------------------
(1) The fund paid a total of $103,741,138 for these securities.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(2) The fund paid a total of $6,355,297 for these securities.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(3) The fund paid a total of $110,096,435 for these securities.
--------------------------------------------------------------------------------

Federal Income Tax Information

At September 30, 2001, the net unrealized depreciation of investments based on cost for federal income tax purposes of $111,159,717 was as follows:

Aggregate gross unrealized appreciation for all investments
in which there is an excess of value over tax cost                   $6,698,415

Aggregate gross unrealized depreciation for all investments
in which there is an excess of tax cost over value                  (17,462,546)
                                                                    -----------
                                                                   ($10,764,131)
                                                                   ============


At September 30, 2001, the fund had a capital loss carryforward of $3,427,141 available, to the extent provided in regulations, to offset future capital gains, if any, which expires on September 30, 2009.

In order to meet certain excise tax distribution requirements under Section 4982 of the Internal Revenue Code, the fund is required to measure and distribute annually, if necessary, net capital gains realized during a 12-month period ending October 31. In this connection, the fund is permitted to defer into its next fiscal year any net capital losses incurred between each November 1 and the end of its fiscal year. From November 1, 2000 through September 30, 2001, the fund incurred net capital losses of approximately $8,135,000 and intends to defer and treat such losses as arising in the fiscal year ended September 30, 2002.

            The text and notes are an integral part of the financial statements.

Statement of Assets and Liabilities
--------------------------------------------------------------------------------
September 30, 2001

This is the fund's balance sheet as of the report date. It shows the fund's total assets, its liabilities and, by subtraction, its net assets. It also shows the share price for each share class as of the report date.

Assets

Investments, at value*                                          $100,395,586(1)
Collateral for securities on loan                                  4,062,654
Cash                                                                  37,506
Receivable for fund shares sold                                    3,132,304
Receivable for securities sold                                     1,471,232
Receivable from distributor                                          192,883
Dividends and interest receivable                                      2,740
Other assets                                                          50,192
                                                               -------------
                                                                 109,345,097

Liabilities

Payable for securities purchased                                   4,676,735
Payable for collateral received on
   securities loaned                                               4,062,654
Accrued transfer agent and
   shareholder services                                              204,000
Payable for fund shares redeemed                                     161,269
Accrued management fee                                                57,093
Accrued distribution and service fees                                 51,360
Accrued trustees' fees                                                16,055
Accrued administration fee                                            13,951
Other accrued expenses                                               157,679
                                                               -------------
                                                                   9,400,796
                                                               -------------

Net Assets                                                       $99,944,301
                                                               =============
Net Assets consist of:
   Unrealized depreciation of investments                        ($9,700,849)
   Accumulated net realized loss                                 (12,625,830)
   Paid-in capital                                               122,270,980
                                                               -------------
                                                                 $99,944,301(2)
                                                               =============

*Includes securities on loan valued at $3,982,994

--------------------------------------------------------------------------------
(1) The fund paid a total of $110,096,435 for these securities.
--------------------------------------------------------------------------------
(2) Net Asset Value (NAV) of Each Share Class

Except where noted, the NAV is the offering and the redemption price for each class.

Class   Net Assets     /     Number of Shares   =   NAV

A       $39,521,731          4,264,913             $9.27*
B(1)    $12,749,266          1,483,335             $8.60**
B       $36,531,163          4,250,275             $8.60**
C        $5,331,687            619,550             $8.61**
S        $5,810,454            604,311             $9.62

*   Maximum offering price per share = $9.84 ($9.27 / 0.9425)
** Redemption price per share for Class B(1), Class B and Class C is equal to net asset value less any applicable contingent deferred sales charge.
--------------------------------------------------------------------------------

The text and notes are an integral part of the financial statements.


12  State Street Research Emerging Growth Fund

Statement of Operations
--------------------------------------------------------------------------------
For the year ended September 30, 2001

This shows what the fund earned and lost over the report period, and what its expenses were.

Investment Income
Dividends, net of foreign taxes                                    $111,323(1)
Interest                                                            742,412(2)
                                                              -------------
                                                                    853,735

Expenses

Management fee                                                      899,270(3)
Transfer agent and shareholder services                             607,107(4)
Reports to shareholders                                             244,184
Custodian fee                                                       152,305
Distribution and service fees - Class A                             130,017(5)
Distribution and service fees - Class B(1)                          145,949(5)
Distribution and service fees - Class B                             477,767(5)
Distribution and service fees - Class C                              70,219(5)
Administration fee                                                  117,662(6)
Registration fees                                                    48,716
Audit fee                                                            26,093
Trustees' fees                                                       11,141(7)
Legal fees                                                            3,309
Miscellaneous                                                         7,707
                                                              -------------
                                                                  2,941,446
Expenses borne by the distributor                                  (752,840)(8)
Fees paid indirectly                                                (45,206)(9)
                                                              -------------
                                                                  2,143,400
                                                              -------------
Net investment loss                                              (1,289,665)
                                                              -------------

Realized and Unrealized Loss
on Investments

Net realized loss on investments                                (12,243,516)(10)
Change in unrealized depreciation
   of investments                                               (31,295,066)
                                                              -------------
Net loss on investments                                         (43,538,582)
                                                              -------------
Net decrease in net assets resulting
   from operations                                             ($44,828,247)
                                                              =============

--------------------------------------------------------------------------------
(1)  The fund paid foreign taxes of $219.
--------------------------------------------------------------------------------
(2) Includes $275,692 in income from the lending of portfolio securities. As of the report date, the fund had a total of $3,982,994 of securities out on loan and was holding a total of $4,062,654 in collateral (consisting entirely of cash collateral invested in AIM Liquid Assets Portfolio) related to those loans.
--------------------------------------------------------------------------------
(3)  The management fee is 0.75% of fund net assets, annually.
--------------------------------------------------------------------------------
(4) Includes a total of $240,754 paid to the distributor for the services it provided and to MetLife for similar services it provided, including maintaining the accounts of some investors who hold shares through the firm's employee benefit plans and other sponsored arrangements. Total shareholder service costs are allocated to each fund in the same ratios as the transfer agent costs.
--------------------------------------------------------------------------------
(5) Payments made to the distributor under the fund's 12b-1 plans. The fees cover personal services and the maintenance of shareholder accounts. The fees also cover distribution and marketing expenditures for the sale of fund shares. For Class A, Class B, and Class C shares, the payments are intended to reimburse the distributor for expenditures incurred under the plan, and any unused payments are returnable to the fund. For Class B(1) shares, the payments compensate the distributor for services and expenditures incurred under the plan, and none of the payments are returnable to the fund.
--------------------------------------------------------------------------------
(6) Payments made to the investment manager for certain administrative costs incurred in providing other assistance and services to the fund. The fee is based on a fixed amount that has been allocated equally among the State Street Research funds.
--------------------------------------------------------------------------------
(7) Paid only to trustees who aren't currently affiliated with the adviser (the fund doesn't pay trustees' fees to affiliated trustees).
--------------------------------------------------------------------------------
(8) Represents the share of expenses that the fund's distributor and its affiliates paid voluntarily.
--------------------------------------------------------------------------------
(9)  Represents transfer agents credits earned from uninvested cash balances.
--------------------------------------------------------------------------------
(10) The fund sold $338,972,503 of securities. During this same period, the fund also bought $325,992,398 worth of securities. These figures don't include short-term obligations or U.S. government securities.
--------------------------------------------------------------------------------

            The text and notes are an integral part of the financial statements.

Statement of Changes in Net Assets

This shows how the fund's size changed over the report period, including changes that resulted from investment performance as well as those that resulted from shareholders buying and selling fund shares.

                                                 Years ended September 30
                                          --------------------------------------
                                                 2000                2001
--------------------------------------------------------------------------------
Increase (Decrease) in Net Assets

Operations:
Net investment loss                        ($1,883,044)         ($1,289,665)
Net realized gain (loss)
   on investments                           34,511,755          (12,243,516)
Change in unrealized
   appreciation (depreciation)
   of investments                            5,945,585          (31,295,066)
                                          -----------------------------------
Net increase (decrease)
   resulting from operations                38,574,296          (44,828,247)
                                          -----------------------------------

Distribution from capital gains:
   Class A                                          --           (7,413,712)
   Class B(1)                                       --           (2,667,373)
   Class B                                          --           (9,359,983)
   Class C                                          --           (1,371,618)
   Class S                                          --           (1,205,994)
                                          -----------------------------------
                                                    --          (22,018,680)(1)
                                          -----------------------------------
Net increase from fund
   share transactions                       22,396,325           13,315,610(2)
                                          -----------------------------------
Total increase (decrease)
   in net assets                            60,970,621          (53,531,317)
                                          -----------------------------------

Net Assets

Beginning of year                           92,504,997          153,475,618
                                          -----------------------------------
End of year                               $153,475,618          $99,944,301
                                          ===================================

--------------------------------------------------------------------------------
(1) The fund has designated as long-term $6,805,605 of this amount.
--------------------------------------------------------------------------------

The text and notes are an integral part of the financial statements.

14  State Street Research Emerging Growth Fund

--------------------------------------------------------------------------------
(2) These transactions break down by share class as follows:

                                                                       Years ended September 30
                                                      -------------------------------------------------------------
                                                                 2000                             2001
                                                      -------------------------------------------------------------
Class A                                                  Shares        Amount             Shares         Amount
===================================================================================================================
Shares sold                                            3,552,896       $56,415,404      9,849,382      $109,577,769*
Issued upon reinvestment of
  distribution from capital gains                             --                --        668,896         7,242,330
Shares redeemed                                       (3,069,331)      (47,930,819)    (9,586,304)     (107,807,469)
                                                      -------------------------------------------------------------
Net increase                                             483,565        $8,484,585        931,974        $9,012,630
                                                      =============================================================

Class B(1)                                               Shares        Amount             Shares         Amount
===================================================================================================================
Shares sold                                              900,955       $14,384,225        416,132        $4,489,350**
Issued upon reinvestment of
  distribution from capital gains                             --                --        262,690         2,645,270
Shares redeemed                                         (169,433)       (2,597,369)      (287,077)       (2,912,385)***
                                                      -------------------------------------------------------------
Net increase                                             731,522       $11,786,856        391,745        $4,222,235
                                                      =============================================================

Class B                                                  Shares        Amount             Shares         Amount
===================================================================================================================
Shares sold                                            1,155,030       $19,077,679         96,558        $1,069,414**
Issued upon reinvestment of
  distribution from capital gains                             --                --        886,545         8,918,639
Shares redeemed                                       (1,074,617)      (15,974,844)    (1,054,032)      (11,038,728)***
                                                      -------------------------------------------------------------
Net increase (decrease)                                   80,413        $3,102,835        (70,929)      ($1,050,675)
                                                      =============================================================

Class C                                                  Shares        Amount             Shares         Amount
===================================================================================================================
Shares sold                                              494,961        $7,131,006         84,962          $914,691**
Issued upon reinvestment of
  distribution from capital gains                             --                --        125,516         1,263,948
Shares redeemed                                         (521,745)       (7,398,353)      (189,599)       (1,934,930)****
                                                      -------------------------------------------------------------
Net increase (decrease)                                  (26,784)        ($267,347)        20,879          $243,709
                                                      =============================================================

Class S                                                  Shares        Amount             Shares         Amount
===================================================================================================================
Shares sold                                              567,570        $9,007,789        429,888        $4,933,514
Issued upon reinvestment of
  distribution from capital gains                             --                --        107,796         1,205,177
Shares redeemed                                         (608,148)       (9,718,393)      (463,816)       (5,250,980)
                                                      -------------------------------------------------------------
Net increase (decrease)                                  (40,578)        ($710,604)        73,868          $887,711
                                                      =============================================================

      The trustees have the authority to issue an unlimited number of fund shares, with a $.001 par value per share.

* Sales charges collected by the distributor and MetLife were $11,148 and $57,300.

** Like all broker-dealers, MetLife received commissions that were calculated as a percentage of these sales but the commissions of $126,915, $84 and $126 for Class B(1), Class B and Class C, were paid by the distributor, not the fund.

*** Includes $23,267 and $27,126 in deferred sales charges collected by the distributor for Class B(1) and Class B.

****  Includes $18 in deferred sales charges collected by the distributor.
--------------------------------------------------------------------------------

            The text and notes are an integral part of the financial statements.

Financial Highlights
--------------------------------------------------------------------------------
These provide a summary of each share class's financial performance, for the past five years.

                                                                                             Class A
                                                                   ===============================================================
                                                                                      Years ended September 30
                                                                   ---------------------------------------------------------------
Per-Share Data                                                      1997(a)       1998(a)       1999(a)       2000(a)       2001(a)
==================================================================================================================================
Net asset value, beginning of year ($)                               11.33         15.53          8.86         11.01         16.08
                                                                     -----         -----          ----         -----         -----
   Net investment loss ($)*                                          (0.08)        (0.05)        (0.08)        (0.14)        (0.08)
   Net realized and unrealized gain (loss) on investments ($)         5.13         (4.01)         2.60          5.21         (4.45)
                                                                     -----         -----          ----         -----         -----
Total from investment operations ($)                                  5.05         (4.06)         2.52          5.07         (4.53)
                                                                     -----         -----          ----         -----         -----
   Distribution from capital gains ($)                               (0.85)        (2.61)        (0.37)           --         (2.28)
                                                                     -----         -----          ----         -----         -----
Total distributions ($)                                              (0.85)        (2.61)        (0.37)           --         (2.28)
Net asset value, end of year ($)                                     15.53          8.86         11.01         16.08          9.27
                                                                     =====         =====         =====         =====         =====
Total return (%) (b)                                                 48.00        (29.97)        29.10         46.05        (30.22)

Ratios/Supplemental Data
==================================================================================================================================
Net assets at end of year ($ thousands)                             34,446        30,858        31,384        53,600        39,522
Expense ratio (%)*                                                    1.35          1.35          1.37          1.38          1.44
Expense ratio after expense reductions (%)*                           1.35          1.35          1.35          1.37          1.40
Ratio of net investment loss to average net assets (%)*              (0.64)        (0.45)        (0.75)        (0.90)        (0.69)
Portfolio turnover rate (%)                                         273.33         98.30         93.38        218.99        281.64
*Reflects voluntary reduction of expenses of these amounts (%)        0.30          0.16          0.50          0.22          0.63

                                                                                                           Class B(1)
                                                                                              ====================================
                                                                                                    Years ended September 30
                                                                                              ------------------------------------
Per-Share Data                                                                                 1999(a)(c)     2000(a)       2001(a)
==================================================================================================================================
Net asset value, beginning of year ($)                                                            10.22         10.46         15.17
                                                                                                  -----         -----         -----
   Net investment loss ($)*                                                                       (0.12)        (0.24)        (0.15)
   Net realized and unrealized gain (loss) on investments ($)                                      0.36          4.95         (4.14)
                                                                                                  -----         -----         -----
Total from investment operations ($)                                                               0.24          4.71         (4.29)
                                                                                                  -----         -----         -----
   Distribution from captial gains ($)                                                               --            --         (2.28)
                                                                                                  -----         -----         -----
Total distributions ($)                                                                              --            --         (2.28)
                                                                                                  -----         -----         -----
Net asset value, end of year ($)                                                                  10.46         15.17          8.60
                                                                                                  =====         =====         =====
Total return (%) (b)                                                                               2.35(d)      45.03        (30.48)

Ratios/Supplemental Data
===================================================================================================================================
Net assets at end of year ($ thousands)                                                           3,767        16,554        12,749
Expense ratio (%)*                                                                                 2.12(e)       2.11          2.14
Expense ratio after expense reductions (%)*                                                        2.10(e)       2.10          2.10
Ratio of net investment loss to average net assets (%)*                                           (1.59)(e)     (1.59)        (1.39)
Portfolio turnover rate (%)                                                                       93.38        218.99        281.64
*Reflects voluntary reduction of expenses of these amounts (%)                                     0.50(e)       0.22          0.63

The text and notes are an integral part of the financial statements.

16  State Street Research Emerging Growth Fund

                                                                                             Class B
                                                                   ===============================================================
                                                                                      Years ended September 30
                                                                   ---------------------------------------------------------------
Per-Share Data                                                      1997(a)       1998(a)       1999(a)       2000(a)       2001(a)
==================================================================================================================================
Net asset value, beginning of year ($)                               11.11         15.09          8.48         10.46         15.16
                                                                     -----         -----          ----         -----         -----
   Net investment loss ($)*                                          (0.16)        (0.14)        (0.15)        (0.24)        (0.15)
   Net realized and unrealized gain (loss) on investments ($)         4.99         (3.86)         2.50          4.94         (4.13)
                                                                     -----         -----          ----         -----         -----
Total from investment operations ($)                                  4.83         (4.00)         2.35          4.70         (4.28)
                                                                     -----         -----          ----         -----         -----
   Distributions from capital gains ($)                              (0.85)        (2.61)        (0.37)           --         (2.28)
                                                                     -----         -----          ----         -----         -----
Total distributions ($)                                              (0.85)        (2.61)        (0.37)           --         (2.28)
                                                                     -----         -----          ----         -----         -----
Net asset value, end of year ($)                                     15.09          8.48         10.46         15.16          8.60
                                                                     =====         =====         =====         =====         =====
Total return (%) (b)                                                 46.91        (30.56)        28.37         44.93        (30.42)

Ratios/Supplemental Data
==================================================================================================================================
Net assets at end of year ($ thousands)                             40,512        46,315        44,377        65,496        36,531
Expense ratio (%)*                                                    2.10          2.10          2.12          2.11          2.14
Expense ratio after expense reductions (%)*                           2.10          2.10          2.10          2.10          2.10
Ratio of net investment loss to average net assets (%)*              (1.40)        (1.20)        (1.50)        (1.64)        (1.39)
Portfolio turnover rate (%)                                         273.33         98.30         93.38        218.99        281.64
*Reflects voluntary reduction of expenses of these amounts (%)        0.30          0.16          0.50          0.22          0.63

                                                                                             Class C
                                                                   ===============================================================
                                                                                      Years ended September 30
                                                                   ---------------------------------------------------------------
Per-Share Data                                                      1997(a)       1998(a)       1999(a)       2000(a)       2001(a)
==================================================================================================================================
Net asset value, beginning of year ($)                               11.10         15.10          8.49         10.46         15.17
                                                                     -----         -----          ----         -----         -----
   Net investment loss ($)*                                          (0.16)        (0.14)        (0.15)        (0.24)        (0.15)
   Net realized and unrealized gain (loss) on investments ($)         5.01         (3.86)         2.49          4.95         (4.13)
                                                                     -----         -----          ----         -----         -----
Total from investment operations ($)                                  4.85         (4.00)         2.34          4.71         (4.28)
                                                                     -----         -----          ----         -----         -----
   Distributions from capital gains ($)                              (0.85)        (2.61)        (0.37)           --         (2.28)
                                                                     -----         -----          ----         -----         -----
Total distributions ($)                                              (0.85)        (2.61)        (0.37)           --         (2.28)
                                                                     -----         -----          ----         -----         -----
Net asset value, end of year ($)                                     15.10          8.49         10.46         15.17          8.61
                                                                     =====         =====         =====         =====         =====
Total return (%) (b)                                                 47.15        (30.52)        28.21         45.03        (30.40)

Ratios/Supplemental Data
==================================================================================================================================
Net assets at end of year ($ thousands)                              7,460         7,012         6,545         9,082         5,332
Expense ratio (%)*                                                    2.10          2.10          2.12          2.11          2.14
Expense ratio after expense reductions (%)*                           2.10          2.10          2.10          2.10          2.10
Ratio of net investment loss to average net assets (%)*              (1.41)        (1.20)        (1.50)        (1.63)        (1.39)
Portfolio turnover rate (%)                                         273.33         98.30         93.38        218.99        281.64
*Reflects voluntary reduction of expenses of these amounts (%)        0.30          0.16          0.50          0.22          0.63

(a)   Per-share figures have been calculated using the average shares method.
(b) Does not reflect any front-end or contingent deferred sales charges. Total return would be lower if the distributor and its affiliates had not voluntarily reduced the fund's expenses.
(c)   January 1, 1999 (commencement of share class) to September 30, 1999.
(d)   Not annualized.
(e)   Annualized.

            The text and notes are an integral part of the financial statements.

                                                                                             Class S
                                                                   ===============================================================
                                                                                      Years ended September 30
                                                                   ---------------------------------------------------------------
Per-Share Data                                                      1997(a)       1998(a)       1999(a)       2000(a)       2001(a)
==================================================================================================================================
Net asset value, beginning of year ($)                               11.44         15.73          9.02         11.26         16.48
                                                                     -----         -----          ----         -----         -----
   Net investment loss ($)*                                          (0.04)        (0.02)        (0.05)        (0.10)        (0.04)
   Net realized and unrealized gain (loss) on investments ($)         5.18         (4.08)         2.66          5.32         (4.54)
                                                                     -----         -----          ----         -----         -----
Total from investment operations ($)                                  5.14         (4.10)         2.61          5.22         (4.58)
                                                                     -----         -----          ----         -----         -----
   Distributions from capital gains ($)                              (0.85)        (2.61)        (0.37)           --         (2.28)
                                                                     -----         -----          ----         -----         -----
Total distributions ($)                                              (0.85)        (2.61)        (0.37)        (2.28)
                                                                     -----         -----          ----         -----         -----
Net asset value, end of year ($)                                     15.73          9.02         11.26         16.48          9.62
                                                                     =====         =====         =====         =====         =====
Total return (%) (b)                                                 48.34        (29.83)        29.59         46.36        (29.73)

Ratios/Supplemental Data
==================================================================================================================================
Net assets at end of year ($ thousands)                              7,008         4,958         6,432         8,744         5,810
Expense ratio (%)*                                                    1.10          1.10          1.12          1.11          1.14
Expense ratio after expense reductions (%)*                           1.10          1.10          1.10          1.10          1.10
Ratio of net investment loss to average net assets (%)*              (0.39)        (0.19)        (0.51)        (0.64)        (0.39)
Portfolio turnover rate (%)                                         273.33         98.30         93.38        218.99        281.64
*Reflects voluntary reduction of expenses of these amounts (%)        0.30          0.16          0.50          0.22          0.63

(a)   Per-share figures have been calculated using the average shares method.
(b) Does not reflect any front-end or contingent deferred sales charges. Total return would be lower if the distributor and its affiliates had not voluntarily reduced the fund's expenses.

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Trustees of State Street Research
Capital Trust and the Shareholders of
State Street Research Emerging Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the State Street Research Emerging Growth Fund (a series of State Street Research Capital Trust, hereafter referred to as the "Trust") at September 30, 2001, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 5, 2001

The text and notes are an integral part of the financial statements.

18  State Street Research Emerging Growth Fund

Board of Trustees


Richard S. Davis
Chairman of the Board,
President and Chief Executive Officer,
State Street Research & Management Company

Bruce R. Bond
Former Chairman of the Board,
Chief Executive Officer and President,
PictureTel Corporation

Steve A. Garban
Former Senior Vice President
for Finance and Operations and Treasurer, The Pennsylvania State University

Dean O. Morton
Former Executive Vice President,
Chief Operating Officer and Director,
Hewlett-Packard Company

Susan M. Phillips
Dean, School of Business and Public Management,
George Washington University; former Member of the Board of Governors of the Federal Reserve System and Chairman and Commissioner of the Commodity Futures
Trading Commission

Toby Rosenblatt
President, Founders Investments Ltd.

Michael S. Scott Morton
Jay W. Forrester Professor of Management,
Sloan School of Management,
Massachusetts Institute of Technology

Cover Photo: www.comstock.com

[LOGO] STATE STREET RESEARCH                                   -----------------
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                                                                 HOLLISTON, MA
                                                                 PERMIT NO. 20
                                                               -----------------

Contact Information for
INVESTOR SERVICES
--------------------------------------------------------------------------------

New accounts, mutual fund purchases, exchanges and account information

[INTERNET]  Internet
            www.ssrfunds.com

[COMPUTER]  E-mail
            info@ssrfunds.com

[PHONE]     Phone
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[MAILBOX]   Mail
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For 24-Hour
Automated Access
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         ----------------
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OverView
---------------------------------------
For more information on the products
and services mentioned in OverView,
our shareholder newsletter, visit our
web site at www.ssrfunds.com


State Street Research
FYI
--------------------------------------------------------------------------------
Did you know that you can give a State Street Research mutual fund as a gift? Call a service center representative at 1-87-SSR-FUNDS (1-877-773-8637), Monday through Friday, 8am-6pm eastern time, to learn more.

---------------------------
           [LOGO]
           DALBAR
   HONORS COMMITMENT TO:
         INVESTORS
            2000
---------------------------
 for Excellence in Service

(1)   Formerly State Street Research Growth Fund.

(2)   Formerly State Street Research Alpha Fund.

(3)   Formerly State Street Research Argo Fund.

(4)   Formerly State Street Research Galileo Fund.

(5) Distribution is now limited. Contact State Street Research for more details.

(6) An investment in the State Street Research Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

--------------------------------------------------------------------------------

This report must be accompanied or preceded by a current State Street Research Emerging Growth Fund prospectus. When used after December 31, 2001, this report must be accompanied by a current Quarterly Performance Update.

To obtain a prospectus of any State Street Research fund call 1-87-SSR-FUNDS (1-877-773-8637). The prospectus contains more complete information, including sales charges and expenses. Please read the prospectus carefully before investing or sending money.

The Dalbar awards recognize quality shareholder service and should not be considered a rating of fund performance. The survey included mutual fund complexes that volunteered or were otherwise selected to participate and was not industrywide.

State Street Research
Spectrum of Funds
--------------------------------------------------------------------------------

[GRAPHIC]
AGGRESSIVE

EQUITY FUNDS
------------

Global Resources Fund
Health Sciences Fund
Emerging Growth Fund
Mid-Cap Growth Fund
Concentrated International Fund
Concentrated Growth Fund
Large-Cap Growth Fund(1)
Aurora Fund(5)
Mid-Cap Value Fund(2)
Large-Cap Value Fund(3)
International Equity Fund
Large-Cap Analyst Fund(4)
Investment Trust
Legacy Fund
Strategic Growth & Income Fund


FIXED INCOME FUNDS
------------------

High Income Fund
Strategic Income Fund
Tax-Exempt Fund
Government Income Fund
Money Market Fund(6)

CONSERVATIVE



(C)2001 State Street Research Investment Services, Inc., One Financial Center, Boston, MA 02111-2690

CONTROL NUMBER:(exp1102)SSR-LD                                      EM-2556-1101

[LOGO] STATE STREET RESEARCH

Aurora Fund
--------------------------------------------------------------------------------

                                   [GRAPHIC]

                                Annual Report to Shareholders
                                September 30, 2001

In This Report                  12 Month Review

                                   [GRAPHIC]

                                      plus

                                        The Fund at a Glance
                                        Fund Portfolio and Financials

   Contents

2  12 Month Review
   A look at the fund and its market
   environment over the past 12 months

4  Performance in Perspective
   The most recent performance in the
   context of the fund's track record

6  The Fund in Detail
   Portfolio holdings, financials and notes

From the Chairman

We at State
Street Research
are saddened by the tragedy that struck our nation on September 11, 2001. Our sympathies and prayers go out to all who have been affected.

[Photo of Richard S. Davis]
Richard S. Davis

In the months ahead, we hope you will join us as Americans--and as investors--to demonstrate support of the free market system that has helped so many people from different backgrounds to achieve their dreams. Although our political and military strength may be tested, we believe that America is equal to the task of bringing the perpetrators to justice and revitalizing our economy.

We urge you to stay the course of your investment plan in the difficult months ahead. You can count on our continued commitment to sound investing decisions backed by the research that is as much a part of our philosophy as it is a part of our name.

Sincerely,

s/ Richard S. Davis

Richard S. Davis
Chairman
September 30, 2001

[GRAPHIC]
12 Month Review   Management's Discussion of Fund Performance Part 1

                           How State Street Research
                             Aurora Fund Performed

In a year that was generally favorable to value stocks, State Street Research Aurora Fund returned -0.98%.(1) The fund underperformed the Russell 2000(R) Value Index, which returned 5.61% over the same period.(2) It also underperformed the Lipper Small-Cap Value Funds Average, which returned 4.33% for the year.(3)

Reasons for the Fund's Performance
Three quarters of attractive results were wiped out in the final quarter of the fund's reporting year, and most of the losses came in the weeks following September 11th. Some of the best performers earlier in the year--gaming and auto stocks, for example--were among the hardest-hit in September. The sharpest shock was experienced by the air transport group, where the fund has invested in regional carriers with attractive cost structures and long-term growth potential.

Looking Ahead
Although we expect the economy to weaken further as a result of the events of September 11, we have not materially altered the portfolio's positioning. Our areas of concentration continue to be in gaming, auto parts, property/casualty insurance, chemicals and energy producers, where bottom-up stock selection drives our weighting in each industry. Because we are value-oriented, we are examining opportunities presented by lower prices in many of these segments. We continue to be more heavily invested in manufacturing stocks than our index and underweighted in bank stocks.

More Management's Discussion of Fund Performance on pages 4 and 5. |_|

Because financial markets and mutual fund strategies are constantly evolving, it is possible that the fund's holdings, market stance, outlook for various industries or securities and other matters discussed in this report have changed since this information was prepared. Portfolio changes should not be considered recommendations for action by individual investors.

Class A Shares(1)

      -0.98% [DOWN ARROW]

"We have not materially altered the portfolio: Our areas of concentration include gaming, auto parts, and property/casualty insurance."

[Photo of John Burbank]
John Burbank
Portfolio Manager,
State Street Research
Aurora Fund

Russell 2000
Value Index(2)

      5.61% [UP ARROW]


2 State Street Research Aurora Fund

[GRAPHIC] The Fund at a Glance as of 9/30/01

State Street Research Aurora Fund: A stock fund with a value approach to small-cap investing.

                         Total Net Assets: $2.3 billion
--------------------------------------------------------------------------------
Hits & Misses

[GRAPHIC]
Alliant Technology
Systems

This leading supplier of conventional munitions and other defense and aerospace products has used its free cash flow to retire shares and reduce debt. We trimmed our position as the stock price moved up strongly during the year.

[GRAPHIC]
American Axle

Although American Axle, which designs, engineers and manufactures driveline systems for light trucks and SUVs, was a solid performer through July, its stock price came down as concerns about auto demand weighed heavily on investors. We reevaluated our investment and added to our position.

Top 10 Holdings

        Issuer/Security      % of fund assets

 1      Everest Re Group                 2.3%
 2      RenaissanceRe                    2.2%
 3      Varian Semiconductor Equipment   2.0%
 4      Navistar International           1.9%
 5      DaVita                           1.8%
 6      Ocean Energy                     1.7%
 7      Proquest                         1.6%
 8      Borg-Warner Automotive           1.6%
 9      Harrah's Entertainment           1.5%
10      Alliant Technology Systems       1.5%
        Total                           18.1%

See page 9 for more detail.

Performance: Class A

Fund average annual total return as of 9/30/01(4, 5, 6, 7)
(at maximum applicable sales charge)

                             Life of Fund
        1 Year    5 Years      (2/13/95)
---------------------------------------------
       -6.67%     18.09%        22.50%

Fund average annual total return as of 9/30/01(4, 6, 7)
(does not reflect sales charge)

                             Life of Fund
        1 Year    5 Years      (2/13/95)
---------------------------------------------
       -0.98%     19.50%        23.60%

See pages 4 and 5 for data on other share classes.

Russell 2000 Value Index as of 9/30/01(2)

                             Life of Fund
        1 Year    5 Years      (2/13/95)
---------------------------------------------
        5.61%      9.91%        12.13%

Top 5 Industries
by % of fund assets

[THE FOLLOWING INFORMATION WAS REPRESENTED AS A BAR CHART IN THE PRINTED
MATERIAL]

September 30, 2000

Casinos/Gambling, Hotel/Motel          9.4%
Automotive Parts                       7.4%
Insurance                              5.2%
Oil & Gas Producers                    5.0%
Electronics                            4.8%

September 30, 2001

Insurance                              7.5%
Casinos, Gambling, Hotel/Motel         6.7%
Automotive Parts                       6.4%
Production Technology Equipment        5.1%
Oil & Gas Producers                    3.9%

Ticker Symbols
State Street Research Aurora Fund
Class A: SSRAX Class B(1): SSRPX Class B:  SSRBX Class C: SSRDX Class S: SSRCX

(1)  Does not reflect sales charge.

(2) The Russell 2000 Value Index contains only those stocks within the complete Russell 2000 Index (a small-company index) that show below-average growth. The index is unmanaged and does not take transaction charges into consideration. It is not possible to invest directly in the index.

(3) The Lipper Small-Cap Value Funds Average shows performance of a category of mutual funds with similar goals. The Lipper average shows you how well the fund has done compared with competing funds.

(4) Keep in mind that past performance is no guarantee of future results. The fund's share price, yield and return will fluctuate, and you may have a gain or loss when you sell your shares. All returns assume reinvestment of capital gains distributions and income dividends at net asset value.

(5)  Performance reflects a maximum 5.75% Class A share front-end sales charge.

(6) Performance results for the fund are increased by the voluntary reduction of fund fees and expenses; without subsidization performance would have been lower.

(7) Because the fund invests in emerging growth and special situation companies, an investment in the fund may involve greater-than-average risk and above-average price fluctuations. Small-company stocks are more volatile than large-company stocks. Favorable investments in initial public offerings ("IPOs") have helped produce short-term returns in some periods that are not typical and may not continue in the future.

[GRAPHIC]
Performance in Perspective    Management's Discussion of Fund Performance Part 2

                  Performance Figures as of September 30, 2001

These two pages focus on the fund's long-term track record. While a mutual fund's past performance is not a guarantee of future results, long-term returns can serve as an important context for evaluating recent performance. Three ways of measuring long-term performance are cumulative returns, average annual returns and the change in dollar value over time of a given investment. Information about these measures follows, while the share class boxes contain the results of these measures for each share class.

Cumulative Total Return
This represents the total percentage you would have earned or lost if you had invested a lump sum in the fund and left it there until the end of the period indicated. Performance would be lower if sales charges were reflected.

Average Annual Total Return
Average annual total return percentage is the rate you would have had to earn during each year of a given time period--say, five years--in order to end up with the fund's actual cumulative return for those five years. In reality, of course, fund performance varies from year to year. Because of this, a fund's actual performance for a given year may be higher or lower than an average annual performance figure.

$10,000 Over Life of Fund
This example is similar to cumulative total return, but uses dollars rather than percentages, and assumes that the lump sum you invested was $10,000. It also compares fund performance to the performance of a market index.

--------------------------------------------------------------------------------
        Class A  Front Load

o Initial sales charge of 5.75% or less, with lower sales charges for larger investments (see a prospectus for details)
o Lower annual expenses than Class B(1) or Class C shares because of lower service (12b-1) fee of 0.30%

                                                        Life of Fund
Cumulative Total Return            1 Year    5 Years    (2/13/95)
(does not reflect               -----------------------------------
sales charge)                     -0.98%     143.70%     307.92%

                                                        Life of Fund
Average Annual Total Return        1 Year    5 Years    (2/13/95)
(at maximum applicable          -----------------------------------
sales charge)                     -6.67%      18.09%      22.50%

$10,000 Over Life of Fund

[THE FOLLOWING INFORMATION WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

                                                  Russell 2000
                 Class A        S&P 500 Index     Value Index
                 ---------------------------------------------
'94                9425             10000            10000
'95               10984             12425            12076
'96               15776             14949            13704
'97               27245             20993            19548
'98               20591             22900            17048
'99               25302             29263            18042
'00               38826             33147            20813
'01               38447             24326            21981

--------------------------------------------------------------------------------
        Class B(1)  Back Load

o No initial sales charge
o Deferred sales charge of 5% or less on shares you sell within six years
o Annual distribution/service (12b-1) fee of 1.00%
o Automatic conversion to Class A shares after eight years, reducing future annual expenses

                                                        Life of Fund
Cumulative Total Return            1 Year    5 Years    (2/13/95)
(does not reflect               -----------------------------------
sales charge)                     -1.67%     134.74%     288.14%

                                                        Life of Fund
Average Annual Total Return        1 Year    5 Years    (2/13/95)
(at maximum applicable          -----------------------------------
sales charge)                     -6.17%      18.41%      22.68%

$10,000 Over Life of Fund

[THE FOLLOWING INFORMATION WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

                                                  Russell 2000
                 Class B(1)     S&P 500 Index     Value Index
                 ---------------------------------------------
'94                9425             10000            10000
'95               10984             12425            12076
'96               15776             14949            13704
'97               27245             20993            19548
'98               20591             22900            17048
'99               25302             29263            18042
'00               38826             33147            20813
'01               38447             24326            21981
--------------------------------------------------------------------------------


4  State Street Research Aurora Fund

--------------------------------------------------------------------------------
       Class B Back Load   (only available through exchanges from another
                            Class B account)

o No initial sales charge
o Deferred sales charge of 5% or less on shares you sell within five years
o Annual distribution/service (12b-1) fee of 1.00%
o Automatic conversion to Class A shares after eight years, reducing future annual expenses

                                                        Life of Fund
Cumulative Total Return            1 Year    5 Years    (2/13/95)
(does not reflect               -----------------------------------
sales charge)                     -1.67%     134.74%     288.14%

                                                        Life of Fund
Average Annual Total Return        1 Year    5 Years    (2/13/95)
(at maximum applicable          -----------------------------------
sales charge)                     -6.17%      18.41%      22.68%

$10,000 Over Life of Fund

[THE FOLLOWING INFORMATION WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

                                                  Russell 2000
                 Class B        S&P 500 Index     Value Index
                 ---------------------------------------------
'94               10000             10000            10000
'95               11602             12425            12076
'96               16535             14949            13704
'97               28332             20993            19548
'98               21253             22900            17048
'99               25907             29263            18042
'00               39474             33147            20813
'01               38814             24326            21981

--------------------------------------------------------------------------------
       Class C     Level Load

o No initial sales charge
o Deferred sales charge of 1%, paid if you sell shares within one year of purchase
o Lower deferred sales charge than Class B(1) shares
o Annual distribution/service (12b-1) fee of 1.00%
o No conversion to Class A shares after eight years, so annual expenses do not decrease

                                                        Life of Fund
Cumulative Total Return            1 Year    5 Years    (2/13/95)
(does not reflect               -----------------------------------
sales charge)                     -1.67%     134.74%     288.15%

                                                        Life of Fund
Average Annual Total Return        1 Year    5 Years    (2/13/95)
(at maximum applicable          -----------------------------------
sales charge)                     -2.57%      18.61%      22.68%

$10,000 Over Life of Fund

[THE FOLLOWING INFORMATION WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

                                                  Russell 2000
                 Class C        S&P 500 Index     Value Index
                 ---------------------------------------------
'94               10000             10000            10000
'95               11602             12425            12076
'96               16535             14949            13704
'97               28318             20993            19548
'98               21239             22900            17048
'99               25907             29263            18042
'00               39474             33147            20813
'01               38815             24326            21981

--------------------------------------------------------------------------------
       Class S     Special Programs

o Available through certain retirement accounts, advisory accounts of the investment manager and other programs that usually involve special conditions and separate fees (see a prospectus for details)
o No sales charges of any kind
o No distribution/service (12b-1) fees; annual expenses are lower than for other share classes

                                                         Life of Fund
Cumulative Total Return             1 Year    5 Years    (2/13/95)
(does not reflect                -----------------------------------
sales charge)                      -0.64%     147.76%     316.38%

                                                         Life of Fund
Average Annual Total Return         1 Year    5 Years    (2/13/95)
(at maximum applicable           -----------------------------------
sales charge)                      -0.64%      19.90%      23.98%

$10,000 Over Life of Fund

[THE FOLLOWING INFORMATION WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

                                                  Russell 2000
                 Class S        S&P 500 Index     Value Index
                 ---------------------------------------------
'94               10000             10000            10000
'95               11675             12425            12076
'96               16806             14949            13704
'97               29092             20993            19548
'98               22042             22900            17048
'99               27157             29263            18042
'00               41908             33147            20813
'01               41638             24326            21981
--------------------------------------------------------------------------------

A Closer Look [GRAPHIC]

12b-1 fees

12b-1 fees are named after the SEC rule that permits them.

The fund pays 12b-1 fees to cover service and distribution costs. The fees cover personal services and the maintenance of shareholder accounts. The fees also cover selling and marketing expenditures for the sale of fund shares.

The fund pays 12b-1 fees out of its assets, so shareholders see them as an indirect charge rather than a direct charge.

All of the performance figures on these pages assume reinvestment of dividends and distributions at net asset value.

The average annual total returns for the fund also include the effects of any fees and sales charges that would apply for each share class.

The S&P 500 (officially the "Standard & Poor's 500 Composite Stock Price Index") is an unmanaged index of 500 U.S. stocks. The Russell 2000 Value Index contains only those stocks in the Russell 2000 Index (a small-company index) that show below-average growth. The indexes are unmanaged and do not take transaction charges into consideration. It is not possible to invest directly in an index.

Keep in mind that past performance is no guarantee of future results. The fund's share price, yield and return will fluctuate, and you may have a gain or loss when you sell your shares.

Because the fund invests in emerging growth and special situation companies, an investment in the fund may involve greater-than-average risk and above-average price fluctuations. Small-company stocks are more volatile than large-company stocks.

Favorable investments in initial public offerings ("IPOs") have helped produce short-term returns in some periods that are not typical and may not continue in the future.

Returns for Class B(1) reflect Class B performance through December 31, 1998. Class B(1) was introduced January 1, 1999.

[GRAPHIC]
The Fund in Detail

The following pages describe the fund in detail as of the date of this report. They provide a "snapshot" of the fund's holdings at one moment in time (the report date), describe the financial dimensions of its operations for the past fiscal year, and give a summary of operations leading up to the report date, on a per-share basis for the past five fiscal years. There's also an overview of the fund and its business structure, as well as information on the accounting policies the fund uses in arriving at the figures it presents here.

[GRAPHIC]

Together, the words and numbers in this section offer a comprehensive picture of the fund and its recent activities. In fact, the text and notes on pages 7 to 22 are an integral part of the financial statements, which wouldn't be complete without them.

For more information about the fund's strategies, risks and expenses, refer to the fund's prospectus; you'll need to read it before making any investments. The prospectus also has more details on the fund's share classes and its policies for shareholder accounts. To obtain a copy of any State Street Research prospectus, see the back cover of this report.

Keep in mind that in annual reports, the portfolio holdings and financial statements are audited, while in semiannual reports they are unaudited.


6  State Street Research Aurora Fund

About the Fund
--------------------------------------------------------------------------------

Business Structure

State Street Research Aurora Fund is a mutual fund that allows shareholders to pool their assets for investment in a portfolio of securities. This fund is a series of State Street Research Capital Trust, a Massachusetts business trust, and is an open-end management investment company.

Four entities administer the fund's main business functions:

  o The board of trustees oversees the fund with its shareholders' interests in mind and have ultimate responsibility for the fund's activities.

  o The investment manager, State Street Research & Management Company, is responsible for the fund's investment and business activities and receives the management fee as compensation.

  o The distributor, State Street Research Investment Services, Inc., sells shares of the fund, handles investor inquiries and transaction orders and provides other shareholder services.

  o The custodian, State Street Bank and Trust Company, holds fund securities, provides data on their market value, and handles related services.

The investment manager and the distributor are subsidiaries of MetLife, Inc. ("MetLife"). State Street Bank and Trust Company is not affiliated with MetLife (the similarity between its name and the names of the investment manager and distributor is coincidental). A majority of the trustees consists of people who are not affiliated with MetLife or any of its subsidiaries. The distributor pays a portion of its fees to MetLife for services it provides, including maintaining the accounts of some investors who hold shares through their firm's employee benefit plans and other sponsored arrangements.

Goal and Strategy

The fund seeks to provide high total return, consisting principally of capital appreciation, by investing primarily in small company value stocks.

Share Classes

The fund generally offers four share classes, each with its own sales charge and expense structure. The fund also offers an additional class of shares (Class B) but only to current Class B shareholders through reinvestment of dividends and distributions or through exchanges from existing Class B accounts of other State Street Research funds.

Class A shares are subject to an initial sales charge of up to 5.75% and pay annual service and distribution fees equal to 0.30% of average daily net assets. Class B(1) and Class B shares pay annual service and distribution fees of 1.00% and both classes automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years. Class B(1) and Class B shares are subject to a contingent deferred sales charge on certain redemptions made within six years and five years of purchase, respectively. Class C shares are subject to a contingent deferred sales charge of 1.00% on any shares redeemed within one year of their purchase, and also pay annual service and distribution fees of 1.00%. Class S shares are only offered through certain retirement accounts, advisory accounts of the investment manager, and special programs. No sales charge is imposed at the time of purchase or redemption of Class S shares. Class S shares do not pay any service or distribution fees.

            The text and notes are an integral part of the financial statements.

The Fund's Accounting Policies
--------------------------------------------------------------------------------

In keeping with accounting principles generally accepted in the United States, the fund has used the following policies in preparing the portfolio holdings and financial statements in this report:

The fund values all portfolio securities as of the date of this report (or, if that day wasn't a business day, then the most recent business day). The fund uses the following methods for determining the values of various types of securities:

  o Listed securities - The fund uses the price of the last sale on a national securities exchange that was quoted before the close of the New York Stock Exchange.

  o Over-the-counter securities - The fund uses the closing prices quoted on the Nasdaq system. If a security hasn't traded that day, or if it is not quoted on the Nasdaq system, the value is set at halfway between the closing bid and asked quotations.

  o Securities maturing within 60 days - The fund adjusts the value of these securities daily, moving them closer to the amount due on maturity as the maturity date approaches.

  o Other securities - The fund prices these securities at fair value under procedures established and supervised by the trustees.

The fund accounts for each purchase and sale of portfolio securities on the trade date. In calculating realized gains or losses, the fund takes as its cost basis the identified cost of securities sold.

The fund records investment income from portfolio securities as follows:

  o Interest - The fund accrues interest daily as it earns it.

  o Cash dividends - The fund accrues these on the ex-dividend date.

The fund may seek additional income by lending portfolio securities to qualified institutions. The fund will receive cash or securities as collateral in the amount equal to at least 100% of the current market value of any loaned securities plus accrued interest. By reinvesting any cash collateral it receives in these transactions, the fund could realize additional gains or losses. If the borrower fails to return the securities and the collateral has declined in value, the fund could lose money. The fund accounts for income from the lending of its securities by including it in interest income.

The fund distributes its net earnings to its shareholders. The fund calculates these distributions using federal income tax regulations. As a result, they may be different than if the fund used generally accepted accounting principles. The fund distributes its earnings on the following schedule:

  o Dividends from net investment income - The fund ordinarily declares and pays these annually, if any.

  o Net realized capital gains - The fund distributes these annually, if any.

If the fund has no earnings to distribute, it won't make a distribution.

The fund does not intend to pay federal income tax. This is because it has elected to be exempt from taxes under Subchapter M of the Internal Revenue Code, in part because it makes distributions as described above.

The fund pays expenses as follows:

  o Expenses attributed to the fund - The fund pays these directly. Examples of these expenses include the management fee, transfer agent fee, custodian fee, and distribution and service fees.

  o Expenses attributed to the trust of which the fund is a series - These expenses are divided up among all funds in the trust. Each fund pays a proportional share. Examples of these expenses include the legal fees and trustees' fees.

The fund has used certain estimates and assumptions in preparing this report. Although they are necessary in order to follow generally accepted accounting principles, these estimates and assumptions affect several key areas, including the reported amounts of assets and liabilities, and income and expenses. Actual results could differ from those estimates.

The text and notes are an integral part of the financial statements.


8  State Street Research Aurora Fund

Portfolio Holdings
--------------------------------------------------------------------------------
September 30, 2001

The listings that begin on this page detail the fund's investment holdings as of the report date. We have grouped the holdings by asset class and then by specific industry.

The solid colored circles (1) show the fund's ten largest holdings, with the number in the circle showing where the holding ranks in the top ten.

--------------------------------------------------------------------------------
Notes about specific elements of the financials are called out in boxes such as this.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
KEY TO SYMBOLS

*   Denotes a security which has not paid a dividend during the last year.

o Denotes an American Depositary Receipt or a Global Depositary Receipt, a form of ownership of foreign securities that is traded in the United States and denominated in U.S. dollars.

+ Denotes a Rule 144A restricted security, meaning that it trades only among certain qualified institutional buyers. As of the report date, the fund had 0.06% of its net assets in Rule 144A securities.

++ Security restricted as to public resale. As of the report date, the fund had 0.20% of its net assets in restricted securities.

@ Security valued under consistently applied procedures established by the Trustees.
--------------------------------------------------------------------------------

     Issuer                                      Shares           Value
     ---------------------------------------------------------------------

     Common Stocks  89.1% of net assets

     Automobiles & Transportation 11.3%
     of net assets
     ---------------------------------------------------------------------
     Air Transport 2.0%
     AAR Corp.                                  563,000         $4,509,630
     Airnet Systems Inc.*                       390,000          2,265,900
     America West Holdings Corp. Cl. B*         320,000            592,000
     EGL Inc.*                                1,970,000         17,473,900
     Frontier Airlines Inc.*                  1,050,000          8,694,000
     Mesa Air Group, Inc.*                    2,093,200          6,823,832
     Midwest Express Holdings Inc.*             543,300          5,758,980
                                                             -------------
                                                                46,118,242
                                                             -------------
     Automotive Parts 6.4%
     American Axle & Manufacturing
        Holdings Inc.*                        1,571,600         20,037,900
(8)  Borg-Warner Automotive Inc.                900,000         36,270,000
     Dura Automotive Systems Inc.*              245,000          1,764,000
     Lear Corp.*                              1,170,000         31,613,400
(4)  Navistar International Corp.*            1,580,000         44,635,000
     Superior Industries International Inc.     300,000          9,963,000
     Tower Automotive Inc.*                     600,000          4,302,000
                                                             -------------
                                                               148,585,300
                                                             -------------

     Miscellaneous Transportation 0.8%
     General Maritime Corp.*                    867,300          7,762,335
     OMI Corp.*                               1,682,800          7,118,244
     Teekay Shipping Corp*                      143,900          4,486,802
                                                             -------------
                                                                19,367,381
                                                             -------------
     Railroad Equipment 1.2%
     ABC-NACO Inc.*                             512,200             87,074
     Wabtec Corp.                             2,510,000         27,359,000
                                                             -------------
                                                                27,446,074
                                                             -------------
     Railroads 0.2%
     Genesee & Wyoming Inc. Cl. A*              195,000          4,387,500
                                                             -------------
     Tires & Rubber 0.7%
     Cooper Tire & Rubber Co.                   700,000          9,968,000
     Titan International Inc.                 1,033,900          5,469,331
                                                             -------------
                                                                15,437,331
                                                             -------------
     Truckers 0.0%
     J.B. Hunt Transportation Services Inc.*    100,000          1,335,000
                                                             -------------
     Total Automobiles & Transportation                        262,676,828
                                                             -------------

            The text and notes are an integral part of the financial statements.

Portfolio Holdings CONTINUED
--------------------------------------------------------------------------
September 30, 2001

     Issuer                                      Shares           Value
     ---------------------------------------------------------------------

     Consumer Discretionary  16.8% of net assets
     ---------------------------------------------------------------------
     Advertising Agencies 0.6%
     Catalina Marketing Corp.*                  450,000        $12,600,000
     Interep National Radio Sales, Inc. Cl. A*  380,000          1,083,000
                                                             -------------
                                                                13,683,000
                                                             -------------
     Casinos/Gambling, Hotel/Motel 6.7%
     Anchor Gaming*                             734,900         30,498,350
     Argosy Gaming Corp.*                     1,100,000         28,820,000
     Extended Stay America Inc.*                 46,500            672,855
(9)  Harrah's Entertainment Inc.*             1,315,000         35,518,150
     International Game Technology Inc.*        650,000         27,625,000
     Mandalay Resort Group*                   1,430,000         23,208,900
     MGM Grand Inc.*                            102,688          2,308,426
     Station Casinos Inc.*                      900,000          7,560,000
                                                             -------------
                                                               156,211,681
                                                             -------------
     Commercial Services 2.2%
     Hall, Kinion & Associates Inc.*             67,200            325,920
     Iron Mountain Inc.*                         47,300          1,960,585
     KPMG Consulting Inc. *                      35,000            378,350
(7)  Proquest Co.*                            1,125,000         37,012,500
     Right Management Consultants Inc.*         150,000          4,657,500
     Six Flags Inc.*                            280,000          3,424,400
     Steiner Leisure Ltd.*                       84,000          1,344,000
     Watson Wyatt & Co. Holdings Cl. A*         130,000          2,067,000
                                                             -------------
                                                                51,170,255
                                                             -------------
     Communications, Media & Entertainment 0.7%
     Cox Radio, Inc. Cl. A*                     290,000          5,849,300
     Entravision Communications Corp.*          100,000            855,000
     Hearst Argyle Television Inc.*              39,667            694,173
     Hispanic Broadcasting Corp.*               100,000          1,610,000
     Westwood One Inc.*                         370,000          8,232,500
                                                             -------------
                                                                17,240,973
                                                             -------------
     Consumer Electronics 0.5%
     Earthlink Inc.*                            715,600         10,898,588
                                                             -------------
     Consumer Services 0.4%
     Dollar Thrifty Automotive Group, Inc.*     690,000          6,865,500
     Strayer Education Inc.                      30,000          1,338,000
                                                             -------------
                                                                 8,203,500
                                                             -------------
     Household Furnishings 0.3%
     Furniture Brands International, Inc.*      350,000          6,818,000
                                                             -------------
     Leisure Time 0.8%
     Championship Auto Racing Teams, Inc.*      670,000         $9,313,000
     Penn National Gaming Inc.*                  20,000            328,000
     SCP Pool Corp.*                             60,000          1,281,000
     Steinway Musical Instruments Inc.*         506,000          7,331,940
                                                             -------------
                                                                18,253,940
                                                             -------------
     Photography 0.0%
     CPI Corp.                                   72,000          1,034,640
                                                             -------------
     Printing & Publishing 2.8%
     A.H. Belo Corp. Cl. A                      627,700         10,068,308
     Hollinger International, Inc. Cl. A      1,353,700         14,213,850
     Journal Register Co.*                      490,000          8,085,000
     Pulitzer Inc.                               24,200          1,071,576
     Reader's Digest Association Inc. Cl. A   1,734,400         31,895,616
                                                             -------------
                                                                65,334,350
                                                             -------------
     Retail 1.6%
     Abercrombie & Fitch Co. Cl. A*              65,000          1,143,350
     Ann Taylor Stores Corp.*                   140,000          3,068,800
     Big Lots Inc.*                             450,000          3,730,500
     Michaels Stores Inc.*                      450,000         16,443,000
     Ross Stores, Inc.                          270,000          7,897,500
     The Sports Authority Inc.*                 100,000            395,000
     Whitehall Jewellers Inc.*                  370,000          3,441,000
     Wilsons The Leather Experts Inc.*           40,000            361,600
                                                             -------------
                                                                36,480,750
                                                             -------------
     Textile Apparel Manufacturers 0.2%
     Oshkosh B'Gosh, Inc. Cl. A                 203,400          5,288,400
                                                             -------------
     Total Consumer Discretionary                              390,618,077
                                                             -------------
     Consumer Staples  0.1% of net assets
     ---------------------------------------------------------------------
     Foods 0.1%
     Del Monte Foods Co.*                       264,600          2,037,420
                                                             -------------
     Total Consumer Staples                                      2,037,420
                                                             -------------
     Financial Services  12.9% of net assets
     ---------------------------------------------------------------------
     Banks & Savings & Loan 2.0%
     Astoria Financial Corp.                    104,300          6,180,818
     Dime Bancorp Inc.                          367,100         14,434,372
     Dime Bancorp Inc. Wts.*                    367,100             91,775
     New York Community Bancorp Inc.            313,650          7,279,816
     Silicon Valley Bancshares*                 480,400          9,704,080
     Staten Island Bancorp Inc.                 350,000          8,627,500
     Sun Bancorp Inc.*                          100,000          1,024,000
                                                             -------------
                                                      `         47,342,361
                                                             -------------

The text and notes are an integral part of the financial statements.


10  State Street Research Aurora Fund

     Issuer                                      Shares           Value
     ---------------------------------------------------------------------
     Financial Data Processing Services & Systems 0.5%
     Fair, Issac & Company Inc.                 231,050        $10,912,492
                                                             -------------
     Insurance 7.5%
     ACE Limited                                950,300         27,435,161
     American Physicians Capital Inc.*           25,000            519,250
(1)  Everest Re Group, Ltd.                     821,200         53,131,640
     Odyssey Re Holdings Corp.*                 932,700         12,861,933
     Partnerre Ltd.*                            627,400         29,550,540
(2)  RenaissanceRe Holdings Ltd.*               565,000         50,234,150
                                                             -------------
                                                               173,732,674
                                                             -------------
     Miscellaneous Financial 2.1%
     Dun & Bradstreet Corp.*                    260,000          7,280,000
     Fidelity National Financial Inc.           285,010          7,663,919
     LandAmerica Financial Group Inc.           330,000         10,972,500
     Moody's Corp.                              540,000         19,980,000
     Willis Group Holdings Ltd.*                 78,100          1,826,759
                                                             -------------
                                                                47,723,178
                                                             -------------
     Real Estate Investment Trusts 0.5%
     Anthracite Capital, Inc. Pfd.*@            300,000          6,000,000
     Anthracite Capital Inc.                    357,400          3,716,960
     Beacon Capital Partners Inc.*+             120,000          1,365,000
     Entertainment Properties Trust             100,000          1,690,000
                                                             -------------
                                                                12,771,960
                                                             -------------
     Securities Brokerage & Services 0.3%
     Instinet Group Inc.*                       161,800          1,584,022
     Investment Technology Group*                60,000          3,329,400
     NCO Group Inc.*                            215,000          2,941,200
     Noel Group Liquidating Trust*++@           102,000             20,400
        (acquired 9/3/99, cost $75,176)
                                                             -------------
                                                                 7,875,022
                                                             -------------
     Total Financial Services                                  300,357,687
                                                             -------------
     Healthcare  4.7% of net assets
     ---------------------------------------------------------------------
     Drugs & Biotechnology 1.8%
     Arthrocare Corp.*                          350,000          6,860,000
     Aviron Corp.*                               55,000          1,368,950
     Genencor International Inc.*                30,000            295,800
     InterMune Inc.*                             28,000          1,071,000
     Regeneration Technologies, Inc.*           180,000          2,097,000
     SangStat Medical Corp.*                    850,000         15,665,500
     Sepracor Inc.*                             200,000          7,180,000
     Versicor Inc.*                             468,200          6,273,880
                                                             -------------
                                                                40,812,130
                                                             -------------
     Healthcare Facilities 2.1%
(5)  DaVita Inc.*                             2,100,000        $42,735,000
     Dynacare Inc.*                             160,000          1,680,000
     Renal Care Group, Inc.*                    130,000          4,000,100
                                                             -------------
                                                                48,415,100
                                                             -------------
     Healthcare Services 0.2%
     Community Health Systems Inc.*             115,000          3,420,100
     DIANON Systems Inc.*                        40,000          2,008,000
                                                             -------------
                                                                 5,428,100
                                                             -------------
     Hospital Supply 0.6%
     Aradigm Corp.*                             732,500          2,446,550
     Aspect Medical Systems, Inc.*              550,000          6,022,500
     Conmed Corp.*                               60,000          1,062,000
     IGEN International, Inc.*                   25,000            688,000
     Invivo Corp.*                              164,900          1,888,105
     Zoll Medical Corp.*                         50,000          1,780,000
                                                             -------------
                                                                13,887,155
                                                             -------------
     Total Healthcare                                          108,542,485
                                                             -------------
     Integrated Oils  0.3% of net assets
     ---------------------------------------------------------------------
     Integrated Domestic 0.3%
     Kerr-McGee Corp.                           152,688          7,926,034
                                                             -------------
     Total Integrated Oils                                       7,926,034
                                                             -------------
     Materials & Processing  12.7% of net assets
     ---------------------------------------------------------------------
     Agriculture 0.7%
     Bunge Ltd.*                                168,800          2,869,600
     Cadiz Inc.*                                540,100          4,628,657
     Corn Products International Inc.           320,000          9,193,600
                                                             -------------
                                                                16,691,857
                                                             -------------
     Building & Construction 2.5%
     Centex Construction Products Inc.           14,500            428,475
     Dal-Tile International Inc.*                62,800            966,492
     Elcor Corp.                                819,100         17,635,223
     Granite Construction Inc.                  300,000          7,692,000
     Martin Marietta Materials Inc.             678,500         26,536,135
     Nortek Inc.*                               169,200          3,646,260
                                                             -------------
                                                                56,904,585
                                                             -------------

            The text and notes are an integral part of the financial statements.

     Portfolio Holdings CONTINUED
     ---------------------------------------------------------------------
     September 30, 2001

     Issuer                                      Shares           Value
     ---------------------------------------------------------------------
     Chemicals 3.1%
     American Pacific Corp.*                    600,000         $4,260,000
     Cabot Microelectronics Corp.*              380,000         18,357,800
     Cambrex Corp.                              255,000          8,550,150
     Methanex Corp.*                          5,750,000         27,772,500
     Omnova Solutions Inc.*                      60,000            375,000
     PolyOne Corp.                              618,970          4,827,966
     Stepan Chemical Co.                        421,000          7,599,050
                                                             -------------
                                                                71,742,466
                                                             -------------
     Containers & Packaging 0.5%
     Packaging Corp. of America*                782,900         12,095,805
                                                             -------------
     Diversified Manufacturing 0.4%
     CoorsTek Inc.*                             250,000          6,247,500
     Tredegar Industries Inc.                   150,000          2,550,000
                                                             -------------
                                                                 8,797,500
                                                             -------------
     Engineering & Contracting Services 0.2%
     Dycom Industries Inc.*                      33,900            393,240
     Integrated Electrical Services Corp.*      650,000          3,575,000
                                                             -------------
                                                                 3,968,240
                                                             -------------
     Fertilizers 1.3%
     Agrium Inc.                              2,920,800         28,390,176
     IMC Global Inc.                            300,000          2,700,000
                                                             -------------
                                                                31,090,176
                                                             -------------
     Miscellaneous Materials & Processing 0.6%
     Chase Industries Inc.*                     143,600          1,275,168
     Hawk Corp. Cl. A*                          195,000            770,250
     NN, Inc.                                    95,000            828,400
     NS Group Inc.*                             130,000            884,000
     Penn Engineering &
        Manufacturing Corp.                     320,000          4,544,000
     Valmont Industries Inc.                    350,900          4,912,600
                                                             -------------
                                                                13,214,418
                                                             -------------
     Non-Ferrous Metals 2.4%
     Cleveland Cliffs Inc.                      191,900          2,763,360
     Minerals Technologies Inc.                 550,000         20,757,000
     Phelps Dodge Corp.                         300,000          8,250,000
     Stillwater Mining Co.*                   1,100,500         22,142,060
     UCAR International Inc.*                   292,800          2,605,920
                                                             -------------
                                                                56,518,340
                                                             -------------
     Steel 1.0%
     Alaska Steel Holding Corp.*                373,800         $3,158,610
     Allegheny Technologies Inc.                600,000          7,998,000
     USX - United States Steel Group            850,000         11,883,000
                                                             -------------
                                                                23,039,610
                                                             -------------
     Total Materials & Processing                              294,062,997
                                                             -------------
     Other  0.7% of net assets
     ---------------------------------------------------------------------
     Multi-Sector 0.7%
     GenCorp Inc.                                60,000            680,400
     GenTek, Inc.                               550,600          1,789,450
     Trinity Industries Inc.                    663,100         14,356,115
                                                             -------------
     Total Other                                                16,825,965
                                                             -------------
     Other Energy  5.8% of net assets
     ---------------------------------------------------------------------
     Miscellaneous Energy 1.0%
     Peabody Energy Corp.                       957,300         23,070,930
                                                             -------------
     Offshore Drilling 0.0%
     TMBR/Sharp Drilling Inc.*                   70,000            917,000
                                                             -------------
     Oil & Gas Producers 3.9%
     Cabot Oil & Gas Corp. Cl. A                847,500         16,907,625
     Canadian 88 Energy Corp.*                1,745,600          2,356,560
     Clayton Williams Energy Inc.*              253,400          2,361,688
(6)  Ocean Energy Inc.                        2,419,900         39,444,370
     Patina Oil & Gas Corp.                     100,000          2,300,000
     Plains Resources Inc.*                     250,000          6,500,000
     Pure Resources, Inc.*                      201,907          3,220,416
     Stone Energy Corp.*                        190,000          6,118,000
     Tom Brown, Inc.*                            89,200          1,864,280
     XTO Energy Inc.                            630,000          8,788,500
                                                             -------------
                                                                89,861,439
                                                             -------------
     Oil Well Equipment & Services 0.9%
     Aquila Inc.*                                60,000          1,308,000
     Core Laboratories NV*                      171,000          2,199,060
     Global Power Equipment Group Inc.*          17,300            262,960
     Hydril Co.*                                 20,000            278,600
     NewPark Resources Inc.*                    625,000          4,218,750
     OSCA, Inc. Cl. A*                          192,900          2,989,950
     Patterson UTI Energy Inc.*                 100,000          1,236,000
     Petroleum Geo-Services A/S*o                80,000            504,000
     Stolt Comex Seaway SA*o                     72,300            544,419
     W-H Energy Services Inc.*                  480,000          6,748,800
                                                             -------------
                                                                20,290,539
                                                             -------------
     Total Other Energy                                        134,139,908
                                                             -------------

The text and notes are an integral part of the financial statements.


12  State Street Research Aurora Fund

     Issuer                                      Shares           Value
     ---------------------------------------------------------------------

     Producer Durables  14.3% of net assets
     ---------------------------------------------------------------------
     Aerospace 2.3%
(10) Alliant Technology Systems, Inc.*          412,500        $35,310,000
     Curtiss-Wright Corp.                       100,000          4,660,000
     Ladish Inc.*++                             592,000          4,706,400
        (acquired 3/9/98 through 4/5/00,
        cost $5,553,277)
     Teledyne Technologies Inc.*                586,100          9,348,295
                                                             -------------
                                                                54,024,695
                                                             -------------
     Electrical Equipment & Components 1.7%
     MKS Instruments Inc.*                      575,293         10,211,451
     Technitrol Inc.                          1,149,600         25,636,080
     Triumph Group, Inc.*                       180,000          4,194,000
                                                             -------------
                                                                40,041,531
                                                             -------------
     Industrial Products 1.3%
     Asyst Technologies Inc.*                   555,000          5,022,750
     Denison International PLC*o                635,000          9,207,500
     Osmonics, Inc.*                            441,100          5,513,750
     Veeco Instruments Inc.*                    340,000          9,010,000
                                                             -------------
                                                                28,754,000
                                                             -------------
     Machinery 1.5%
     AGCO Corp.                                 100,000            905,000
     CTB International Corp.*                   177,100          1,762,145
     Cummings Engine Inc.                       210,000          6,930,000
     Helix Technology Corp.                     320,000          5,196,800
     JLG Industries Inc.                      1,300,000         11,908,000
     Joy Global Inc.*                           150,000          2,227,500
     Lindsay Manufacturing Co.                  246,300          4,371,825
     Manitowoc Company Inc.                      87,100          2,111,304
                                                             -------------
                                                                35,412,574
                                                             -------------
     Miscellaneous Equipment 0.3%
     Thomas & Betts Corp.*                      380,000          6,642,400
                                                             -------------
     Miscellaneous Producer Durables 0.4%
     B/E Aerospace Inc.*                      1,249,100          9,493,160
                                                             -------------
     Office Furniture & Business Equipment 0.9%
     MICROS Systems, Inc.*                      618,800         10,996,076
     Steelcase Inc. Cl. A                       750,000          9,427,500
                                                             -------------
                                                                20,423,576
                                                             -------------
     Production Technology Equipment 5.1%
     ATMI Inc.*                                 400,000         $6,180,000
     August Technology Corp.*                   140,000          1,148,000
     Axcelis Technologies, Inc.*                100,000            945,000
     Brooks Automation Inc.*                    800,000         21,272,000
     Camtek Ltd.*                                98,500            191,090
     Cognex Corp.*                              390,000          7,651,800
     Credence Systems Corp.*                    560,000          6,748,000
     Electroglas Inc.*                            4,000             49,800
     Entergris Inc.*                            600,000          4,740,000
     Esterline Technologies Corp.*              467,100          7,403,535
     GSI Lumonics Inc.*                         150,000          1,020,000
     Kulicke & Soffa Industries, Inc.*          480,000          5,232,000
     Mattson Technology Inc.*                   360,000          1,440,000
     Nova Measuring Instruments Ltd.*           185,000            455,100
     Therma-Wave Inc.*                          674,700          6,929,169
(3)  Varian Semiconductor
        Equipment Inc.*                       1,804,800         46,654,080
                                                             -------------
                                                               118,059,574
                                                             -------------
     Telecommunications Equipment 0.8%
     Belden Inc.                                280,000          5,264,000
     MCK Communications Inc.*                   400,000            496,000
     Plantronics Inc.*                          730,000         12,446,500
                                                             -------------
                                                                18,206,500
                                                             -------------
     Total Producer Durables                                   331,058,010
                                                             -------------
     Technology  6.6% of net assets
     ---------------------------------------------------------------------
     Communications Technology 0.5%
     ADC Telecommunications Inc.*               100,000            349,000
     Anaren Microwave Inc.*                      50,000            817,500
     Anixter International, Inc.*               100,000          2,478,000
     Comarco Inc.*                               65,000            822,250
     CommScope Inc.*                            265,600          4,746,272
     Inet Technologies, Inc.*                    30,000            177,300
     P-Com, Inc.*                               400,000            108,000
     Spectrian Corp.*                           100,000          1,000,000
     UTStarcom, Inc.*                            65,000          1,056,250
                                                             -------------
                                                                11,554,572
                                                             -------------
     Computer Software 0.9%
     Arbitron Inc.*                             461,700         12,078,072
     DRS Technologies Inc.*                      53,500          1,859,125
     Electronics for Imaging, Inc.*             270,000          4,395,600
     iManage Inc.*                               30,000            120,000
     Numerical Technologies Inc.*               160,000          2,656,000
     Register.com, Inc.*                         16,000            158,720
     SeeBeyond Technology Corp.*                 60,000            108,000
                                                             -------------
                                                                21,375,517
                                                             -------------

            The text and notes are an integral part of the financial statements.

     Portfolio Holdings CONTINUED
     ---------------------------------------------------------------------
     September 30, 2001

     Issuer                                      Shares           Value
     ---------------------------------------------------------------------
     Computer Technology 0.5%
     Hutchinson Technology Inc.*                370,000         $6,586,000
     Imation Corp.*                              80,000          1,672,000
     SBS Technologies Inc.*                     252,500          2,817,900
     SimpleTech Inc.*                           120,000            174,000
                                                             -------------
                                                                11,249,900
                                                             -------------
     Electronics 3.5%
     AVX Corp.                                  200,000          3,254,000
     BEI Electronics Inc.*                      209,500            794,005
     BEI Technologies Inc.                      834,800         13,398,540
     Benchmark Electronics Inc.*                450,000          7,434,000
     Coherent Inc.*                             547,500         15,549,000
     DDI Corp.*                                 100,000            784,000
     II-VI, Inc.*                               132,500          1,726,475
     Kemet Corp.*                             1,438,300         23,674,418
     Lecroy Corp.*                              132,500          2,566,525
     Littelfuse Inc.*                           220,000          4,868,600
     Park Electrochemical Corp.                 400,000          8,700,000
     SMTC Corp.*                                 20,000             20,800
                                                             -------------
                                                                82,770,363
                                                             -------------
     Electronics: Semiconductors/Components 1.2%
     ACT Manufacturing Inc.*                    490,000          2,175,600
     Actel Corp.*                             1,110,000         19,713,600
     ASM International NV*                       45,000            517,500
     Channell Commercial Corp.*                 180,000            558,000
     Chippac, Inc. Cl. A*                       600,000          1,380,000
     Excel Technology Inc.                       80,000          1,258,400
     Metron Technology NV*                       90,000            567,000
     ON Semiconductor Corp.*                    295,500            546,675
     OpticNet Inc.*++@                          208,500             16,680
        (acquired 10/30/00, cost $16,680)
     Pixelworks, Inc.*                           35,000            441,000
                                                             -------------
                                                                27,174,455
                                                             -------------
     Total Technology                                          154,124,807
                                                             -------------
     Utilities  2.2% of net assets
     ---------------------------------------------------------------------
     Electrical 1.3%
     Allegheny Energy Inc.                       40,000          1,468,000
     Black Hills Corp.                           72,600          2,215,752
     Sierra Pacific Resources Co.               727,300         10,982,230
     Western Resources Inc.                     950,000         15,722,500
                                                             -------------
                                                                30,388,482
                                                             -------------
     Gas Distribution 0.8%
     Sempra Energy Co.                           20,800           $514,800
     Western Gas Resources Inc.                 664,900         17,307,347
                                                             -------------
                                                                17,822,147
                                                             -------------
     Telecommunications 0.1%
     Alamosa Holdings Inc.*                      30,000            415,500
     PTEK Holdings, Inc.*                       250,000            645,000
     Telecorp PCS Inc. Cl. A*                    11,400            125,970
     Triton PCS Holdings Inc. Cl. A*             23,600            896,800
     UbiquiTel Inc.*                             70,000            564,900
     US Unwired Inc. Cl. A*                      50,000            505,000
                                                             -------------
                                                                 3,153,170
                                                             -------------
     Total Utilities                                            51,363,799
                                                             -------------
     Non-U.S. Equities  0.7% of net assets
     ---------------------------------------------------------------------
     Canadian Natural Resources Ltd.             69,411          1,689,464
     Fred Olsen Energy ASA*                      54,100            295,668
     Intier Automotive Inc.*                    822,400          8,363,808
     Jean Coutu Group Inc. Cl. A                300,000          5,011,398
                                                             -------------
     Total Non-U.S. Equities                                    15,360,338
                                                             -------------

     Total Common Stocks                                     2,069,094,355
                                                             -------------

--------------------------------------------------------------------------
The fund paid a total of $2,045,975,414 for these securities.
--------------------------------------------------------------------------

The text and notes are an integral part of the financial statements.


14  State Street Research Aurora Fund

                                                    Coupon              Maturity             Amount of
Issuer                                               Rate                Date                Principal             Value
---------------------------------------------------------------------------------------------------------------------------
Commercial Paper  10.7% of net assets

Caterpillar Financial Services NV                     3.55%            10/04/2001          $48,000,000          $47,985,800
Caterpillar Financial Services NV                     3.32%            11/13/2001           14,210,000           14,153,650
Citicorp                                              3.45%            10/01/2001           26,381,000           26,381,000
Goldman Sachs Group LP                                3.35%             1/07/2002           35,864,000           35,536,940
JP Morgan Chase & Co.                                 3.48%            10/09/2001           22,103,000           22,085,907
JP Morgan Chase & Co.                                 3.50%            10/12/2001           30,000,000           29,967,917
Verizon Network Funding Inc.                          3.03%            10/05/2001           31,744,000           31,733,313
Verizon Network Funding Inc.                          3.47%            10/05/2001           18,340,000           18,332,929
Verizon Network Funding Inc.                          3.48%            10/09/2001            8,234,000            8,227,632
Wells Fargo Financial Inc.                            3.48%            10/02/2001           15,000,000           14,998,550
                                                                                                               -------------
Total Commercial Paper                                                                                          249,403,638(1)
                                                                                                               -------------

--------------------------------------------------------------------------------
(1) The fund paid a total of $249,403,638 for these securities.
--------------------------------------------------------------------------------

                                                                         % of
                                                                       Net Assets
---------------------------------------------------------------------------------------------------------------------------
Summary of Portfolio Assets
Total Investments                                                           99.8%                            $2,318,497,993(2)
Assets, Less Liabilities                                                     0.2%                                 4,724,706
                                                                           ------                            ---------------
Net Assets                                                                 100.0%                            $2,323,222,699
                                                                           ------                            ===============

--------------------------------------------------------------------------------
(2) The fund paid a total of $2,295,379,052 for these securities.
--------------------------------------------------------------------------------
Federal Income Tax Information

At September 30, 2001, the net unrealized appreciation of investments based on cost for federal income tax purposes of $2,306,478,219 was as follows:

Aggregate gross unrealized appreciation
for all investments in which there is an
excess of value over tax cost                       $293,146,607

Aggregate gross unrealized depreciation
for all investments in which there is an
excess of tax cost over value                       (281,126,833)
                                                    -------------
                                                     $12,019,774
                                                    =============

At September 30, 2001, the fund had a capital loss carryforward of $1,802,873 available, to the extent provided in regulations, to offset future capital gains, if any, which expires on September 30, 2009.

In order to meet certain excise tax distribution requirements under Section 4982 of the Internal Revenue Code, the fund is required to measure and distribute annually, if necessary, net capital gains realized during a 12-month period ending October 31. In this connection, the fund is permitted to defer into its next fiscal year any net capital losses incurred between each November 1 and the end of its fiscal year. From November 1, 1999 through September 30, 2000, the fund incurred net capital losses of $7,598,458 and has deferred and treated such losses as arising in the fiscal year ended September 30, 2001. From November 1, 2000 through September 30, 2001, the fund incurred net capital losses of approximately $564,000 and intends to defer and treat such losses as arising in the fiscal year ended September 30, 2002.

            The text and notes are an integral part of the financial statements.

Statement of Assets and Liabilities
--------------------------------------------------------------------------------
September 30, 2001

This is the fund's balance sheet as of the report date. It shows the fund's total assets, its liabilities and, by subtraction, its net assets. It also shows the share price for each share class as of the report date.

Assets
Investments, at value*                                 $2,318,497,993(1)
Collateral for securities on loan                          74,231,863
Receivable for securities sold                             33,386,669
Receivable for fund shares sold                            18,420,789
Dividends and interest receivable                           1,161,137
                                                       --------------
                                                        2,445,698,451

Liabilities
Payable for collateral received on securities loaned       74,231,863
Payable for securities purchased                           27,731,675
Payable for fund shares redeemed                           13,731,994
Accrued transfer agent and shareholder services             1,724,501
Accrued management fee                                      1,644,373
Payable to custodian                                        1,217,198(2)
Accrued distribution and service fees                       1,063,774
Accrued administration fee                                     22,035
Accrued trustees' fees                                         16,020
Other accrued expenses                                      1,092,319
                                                       --------------
                                                          122,475,752
                                                       --------------

Net Assets                                             $2,323,222,699
                                                       ==============
Net Assets consist of:
  Unrealized appreciation of investments                  $23,118,941
  Accumulated net realized loss                           (13,525,701)
  Paid-in capital                                       2,313,629,459
                                                       --------------
                                                       $2,323,222,699(3)
                                                       ==============

*Includes securities on loan valued at $85,278,386

--------------------------------------------------------------------------------
(1) The fund paid a total of $2,295,379,052 for these securities.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(2) As part of the custodian contract between the custodian bank and the fund, the custodian bank has a lien on the securities of the fund to the extent permitted by the fund's investment restrictions to cover any advances made by the custodian bank for the settlement of securities purchased by the fund. At September 30, 2001, the payable to the custodian bank represents the amount due for cash advance for the settlement of a security purchased.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(3)                Net Asset Value (NAV) of Each Share Class

    Except where noted, the NAV is the offering and the redemption price for each class.

    Class       Net Assets       /    Number of Shares     =    NAV

      A         $1,334,548,409          50,335,407              $26.51*
      B(1)      $  299,061,653          11,885,976              $25.16**
      B         $  234,168,161           9,307,406              $25.16**
      C         $  378,733,138          15,054,317              $25.16**
      S         $   76,711,338           2,835,351              $27.06

  *  Maximum offering price per share = $28.13 ($26.51 / 0.9425)

  ** Redemption price per share for Class B(1), Class B and Class C is equal to net asset value less any applicable contingent deferred sales charge.
--------------------------------------------------------------------------------

The text and notes are an integral part of the financial statements.


16  State Street Research Aurora Fund

Statement of Operations
--------------------------------------------------------------------------------
For the year ended September 30, 2001

This shows what the fund earned and lost over the report period, and what its expenses were.

Investment Income

Dividends, net of foreign taxes                           $11,450,681(1)
Interest                                                   19,307,648(2)
                                                        --------------
                                                           30,758,329
Expenses

Management fee                                             17,283,510(3)
Transfer agent and shareholder services                     4,387,161(4)
Reports to shareholders                                       426,190
Custodian fee                                                 396,927
Distribution and service fees - Class A                     3,455,515(5)
Distribution and service fees - Class B(1)                  2,271,522(5)
Distribution and service fees - Class B                     2,797,500(5)
Distribution and service fees - Class C                     3,158,234(5)
Registration fees                                             308,946
Administration fee                                            125,746(6)
Trustees' fees                                                 48,092(7)
Audit fee                                                      28,512
Legal fees                                                     15,311
Miscellaneous                                                   2,435
                                                        --------------
                                                           34,705,601
Fees paid indirectly                                         (139,616)(8)
                                                        --------------
                                                           34,565,985
                                                        --------------
Net investment loss                                        (3,807,656)
                                                        --------------
Realized and Unrealized Loss
on Investments

Net realized loss on investments                           (6,000,265)(9)
Change in unrealized depreciation
   of investments                                        (156,136,571)
                                                        --------------
Net loss on investments                                  (162,136,836)
                                                        --------------
Net decrease in net assets resulting
   from operations                                      ($165,944,492)
                                                        ==============

--------------------------------------------------------------------------------
(1) The fund paid foreign taxes of $56,261.
--------------------------------------------------------------------------------
(2) Includes $822,386 in income from the lending of portfolio securities. As of the report date, the fund had a total of $85,278,386 of securities out on loan and was holding a total of $86,983,954 in collateral (including $74,231,863 of cash collateral invested in AIM Liquid Assets Portfolio and $12,752,091 of U.S. Government obligations) related to those loans.
--------------------------------------------------------------------------------
(3) The management fee is 0.85% of average net assets, annually.
--------------------------------------------------------------------------------
(4) Includes a total of $2,458,516 paid to the distributor for the services it provided and to MetLife for similar services it provided, including maintaining the accounts of some investors who hold shares through the firm's employee benefit plans and other sponsored arrangements.
--------------------------------------------------------------------------------
(5) Payments made to the distributor under the fund's 12b-1 plans. The fees cover personal services and the maintenance of shareholder accounts.The fees also cover distribution and marketing expenditures for the sale of fund shares. For Class A, Class B, and Class C shares, the payments are intended to reimburse the distributor for expenditures incurred under the plan, and any unused payments are returnable to the fund. For Class B(1) shares, the payments compensate the distributor for services and expenditures incurred under the plan, and none of the payments are returnable to the fund.
--------------------------------------------------------------------------------
(6) Payments made to the investment manager for certain administrative costs incurred in providing other assistance and services to the fund. The fee is based on a fixed amount that has been allocated equally among State Street Research funds.
--------------------------------------------------------------------------------
(7) Paid only to trustees who aren't currently affiliated with the adviser (the fund doesn't pay trustees' fees to affiliated trustees).
--------------------------------------------------------------------------------
(8) Represents transfer agents credits earned from uninvested cash balances.
--------------------------------------------------------------------------------
(9) The fund sold $430,129,970 of securities. During this same period, the fund also bought $1,644,471,221 worth of securities. These figures don't include short-term obligations or U.S. government securities.
--------------------------------------------------------------------------------

            The text and notes are an integral part of the financial statements.

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

This shows how the fund's size changed over the report period, including changes that resulted from investment performance as well as those that resulted from shareholders buying and selling fund shares.

                                         Years ended September 30
                                    ----------------------------------
                                          2000              2001
----------------------------------------------------------------------

Increase (Decrease) in Net Assets

Operations:
Net investment income (loss)               $13,448        ($3,807,656)
Net realized gain (loss)
   on investments                       99,469,272         (6,000,265)
Change in unrealized
   appreciation (depreciation)
   of investments                      181,944,322       (156,136,571)
                                    --------------     --------------
Net increase (decrease)
   resulting from operations           281,427,042       (165,944,492)
                                    --------------     --------------
Dividend from net investment income:
   Class S                                      --            (30,636)
                                    --------------     --------------
                                                --            (30,636)
                                    --------------     --------------
Distribution from capital gains:
   Class A                                      --        (54,123,228)
   Class B(1)                                   --        (11,408,534)
   Class B                                      --        (21,981,715)
   Class C                                      --        (16,916,191)
   Class S                                      --         (2,610,747)
                                    --------------     --------------
                                                --       (107,040,415)
                                    --------------     --------------
Net increase from fund
   share transactions                  416,924,689      1,463,397,490(2)
                                    --------------     --------------
Total increase in net assets           698,351,731      1,190,381,947
                                    --------------     --------------
Net Assets

Beginning of year                      434,489,021      1,132,840,752
                                    --------------     --------------
End of year                         $1,132,840,752     $2,323,222,699(1)
                                    ==============     ==============

--------------------------------------------------------------------------------
(1) Includes undistributed net investment income of $30,098 and $0, respectively.
--------------------------------------------------------------------------------

The text and notes are an integral part of the financial statements.


18  State Street Research Aurora Fund

--------------------------------------------------------------------------------
(2) These transactions break down by share class as follows:

                                                                                 Years ended September 30
                                                              ---------------------------------------------------------------
                                                                         2000                               2001
                                                              ---------------------------------------------------------------
Class A                                                          Shares          Amount              Shares         Amount
==============================================================================================================================
Shares sold                                                   15,555,491     $398,377,309         53,457,934   $1,601,980,353*
Issued upon reinvestment of distribution from capital gains           --               --          1,854,484       47,843,465
Shares redeemed                                               (4,313,901)    (109,371,794)       (23,910,598)    (711,860,196)
                                                              ---------------------------------------------------------------
Net increase                                                  11,241,590     $289,005,515         31,401,820     $937,963,622
                                                              ===============================================================
Class B(1)                                                        Shares         Amount              Shares          Amount
==============================================================================================================================
Shares sold                                                    3,076,345      $73,765,167          8,854,337     $253,757,030**
Issued upon reinvestment of distribution from capital gains           --               --            408,495       10,058,292
Shares redeemed                                                 (230,514)      (5,411,060)        (1,333,365)     (37,531,176)***
                                                              ---------------------------------------------------------------
Net increase                                                   2,845,831      $68,354,107          7,929,467     $226,284,146
                                                              ===============================================================

Class B                                                           Shares         Amount              Shares          Amount
==============================================================================================================================
Shares sold                                                      890,297      $20,367,528            810,403      $22,986,463**
Issued upon reinvestment of distribution from capital gains           --               --            789,476       19,436,852
Shares redeemed                                               (2,109,967)     (46,765,555)        (1,885,696)     (53,719,835)***
                                                              ---------------------------------------------------------------
Net decrease                                                  (1,219,670)    ($26,398,027)          (285,817)    ($11,296,520)
                                                              ===============================================================

Class C                                                           Shares         Amount              Shares          Amount
==============================================================================================================================
Shares sold                                                    3,564,189      $86,138,124         10,051,564     $287,686,271**
Issued upon reinvestment of distribution from capital gains           --               --            630,595       15,525,246
Shares redeemed                                                 (792,598)     (17,727,659)        (2,089,373)     (58,752,551)****
                                                              ---------------------------------------------------------------
Net increase                                                   2,771,591      $68,410,465          8,592,786     $244,458,966
                                                              ===============================================================

Class S                                                           Shares         Amount              Shares          Amount
==============================================================================================================================
Shares sold                                                      635,503      $17,822,554          2,643,304      $81,685,933
Issued upon reinvestment of:
  Distribution from capital gains                                     --               --             93,467        2,445,447
  Distribution from net investment income                             --               --              1,090           28,639
Shares redeemed                                                  (12,448)        (269,925)          (586,759)     (18,172,743)
                                                              ---------------------------------------------------------------
Net increase                                                     623,055      $17,552,629          2,151,102      $65,987,276
                                                              ===============================================================

     The trustees have the authority to issue an unlimited number of shares of beneficial interest, with a $0.001 par value per share.

* Sales charges collected by the distributor and MetLife were $920,949 and $710,212.

** Like all broker-dealers, MetLife received commissions that were calculated as a percentage of these sales but the commissions of $1,788,773, $11 and $5,713 for Class B(1), Class B and Class C, were paid by the distributor, not the fund.

*** Includes $82,167 and $50,052 in deferred sales charges collected by the distributor for Class B(1) and Class B.

**** Includes $6,525 in deferred sales charges collected by the distributor.

            The text and notes are an integral part of the financial statements.

Financial Highlights
--------------------------------------------------------------------------------
These provide a summary of each share class's financial performance for the past five fiscal years.

                                                                                               Class A
                                                                     ==============================================================
                                                                                       Years ended September 30
                                                                     --------------------------------------------------------------
Per-Share Data                                                       1997(a)      1998(a)      1999(a)      2000(a)       2001(a)
===================================================================================================================================
Net asset value, beginning of year ($)                               15.14        20.71        15.47        19.02         29.17
                                                                     -----        -----        -----        -----         -----
  Net investment income ($)*                                          0.03         0.02         0.05         0.10          0.02
  Net realized and unrealized gain (loss) on investments ($)          9.02        (5.03)        3.50        10.05         (0.37)
                                                                     -----        -----        -----        -----         -----
Total from investment operations ($)                                  9.05        (5.01)        3.55        10.15         (0.35)
                                                                     -----        -----        -----        -----         -----
  Distributions from capital gains ($)                               (3.48)       (0.23)          --           --         (2.31)
                                                                     -----        -----        -----        -----         -----
Total distributions ($)                                              (3.48)       (0.23)          --           --         (2.31)
                                                                     -----        -----        -----        -----         -----
Net asset value, end of year ($)                                     20.71        15.47        19.02        29.17         26.51
                                                                     =====        =====        =====        =====         =====
Total return (%) (b)                                                 72.70       (24.42)       22.88        53.45         (0.98)

Ratios/Supplemental Data
===================================================================================================================================
Net assets at end of year ($ thousands)                            157,853      115,973      146,295      552,365     1,334,548
Expense ratio (%)*                                                    1.34         1.39         1.46         1.40          1.44
Expense ratio after expense reductions (%)*                           1.34         1.39         1.45         1.40          1.43
Ratio of net investment income to average net assets (%)*             0.17         0.09         0.30         0.42          0.08
Portfolio turnover rate (%)                                          25.03        67.80        65.13        76.95         26.40
*Reflects voluntary reduction of expenses of these amounts (%)        0.16           --           --           --            --


                                                                                                            Class B(1)
                                                                                               ===================================
                                                                                                      Years ended September 30
                                                                                               -----------------------------------
Per-Share Data                                                                                 1999(a)(c)  2000(a)       2001(a)
===================================================================================================================================
Net asset value, beginning of year ($)                                                         16.17        18.38         27.99
                                                                                               -----        -----         -----
  Net investment loss ($)                                                                      (0.03)       (0.07)        (0.18)
  Net realized and unrealized gain (loss) on investments ($)                                    2.24         9.68         (0.34)
                                                                                               -----        -----         -----
Total from investment operations ($)                                                            2.21         9.61         (0.52)
                                                                                               -----        -----         -----
  Distribution from capital gains ($)                                                             --           --         (2.31)
                                                                                               -----        -----         -----
Total distribution ($)                                                                            --           --         (2.31)
                                                                                               -----        -----         -----
Net asset value, end of year ($)                                                               18.38        27.99         25.16
                                                                                               =====        =====         =====
Total return (%) (b)                                                                           13.61(d)     52.37         (1.67)

Ratios/Supplemental Data
===================================================================================================================================
Net assets at end of year ($ thousands)                                                       20,419      110,743       299,062
Expense ratio (%)                                                                               2.10(e)      2.13          2.14
Expense ratio after expense reductions (%)                                                      2.09(e)      2.13          2.13
Ratio of net investment loss to average net assets (%)                                         (0.24)(e)    (0.29)        (0.63)
Portfolio turnover rate (%)                                                                    65.13        76.95         26.40


The text and notes are an integral part of the financial statements.


20  State Street Research Aurora Fund

                                                                                               Class B
                                                                     ==============================================================
                                                                                       Years ended September 30
                                                                     --------------------------------------------------------------
Per-Share Data                                                       1997(a)      1998(a)      1999(a)      2000(a)       2001(a)
===================================================================================================================================
Net asset value, beginning of year ($)                               15.02        20.33        15.07        18.38         27.99
                                                                     -----        -----        -----        -----         -----
  Net investment loss ($)*                                           (0.09)       (0.13)       (0.08)       (0.07)        (0.15)
  Net realized and unrealized gain (loss) on investments ($)          8.88        (4.90)        3.39         9.68         (0.37)
                                                                     -----        -----        -----        -----         -----
Total from investment operations ($)                                  8.79        (5.03)        3.31         9.61         (0.52)
                                                                     -----        -----        -----        -----         -----
  Distributions from capital gains ($)                               (3.48)       (0.23)          --           --         (2.31)
                                                                     -----        -----        -----        -----         -----
Total distributions ($)                                              (3.48)       (0.23)          --           --         (2.31)
                                                                     -----        -----        -----        -----         -----
Net asset value, end of year ($)                                     20.33        15.07        18.38        27.99         25.16
                                                                     =====        =====        =====        =====         =====
Total return (%) (b)                                                 71.34       (24.98)       21.90        52.37         (1.67)

Ratios/Supplemental Data
===================================================================================================================================
Net assets at end of year ($ thousands)                            235,938      210,408      198,783      268,557       234,168
Expense ratio (%)*                                                    2.08         2.15         2.21         2.13          2.14
Expense ratio after expense reductions (%)*                           2.08         2.15         2.20         2.13          2.13
Ratio of net investment loss to average net assets (%)*              (0.55)       (0.68)       (0.46)       (0.31)        (0.54)
Portfolio turnover rate (%)                                          25.03        67.80        65.13        76.95         26.40
*Reflects voluntary reduction of expenses of these amounts (%)        0.16           --           --           --            --

                                                                                               Class C
                                                                     ==============================================================
                                                                                       Years ended September 30
                                                                     --------------------------------------------------------------
Per-Share Data                                                       1997(a)      1998(a)      1999(a)      2000(a)       2001(a)
===================================================================================================================================
Net asset value, beginning of year ($)                               15.02        20.32        15.06        18.38         27.99
                                                                     -----        -----        -----        -----         -----
  Net investment loss ($)*                                           (0.09)       (0.13)       (0.08)       (0.07)        (0.18)
  Net realized and unrealized gain (loss) on investments ($)          8.87        (4.90)        3.40         9.68         (0.34)
                                                                     -----        -----        -----        -----         -----
Total from investment operations ($)                                  8.78        (5.03)        3.32         9.61         (0.52)
                                                                     -----        -----        -----        -----         -----
  Distributions from capital gains ($)                               (3.48)       (0.23)          --           --         (2.31)
                                                                     -----        -----        -----        -----         -----
Total distributions ($)                                              (3.48)       (0.23)          --           --         (2.31)
                                                                     -----        -----        -----        -----         -----
Net asset value, end of year ($)                                     20.32        15.06        18.38        27.99         25.16
                                                                     =====        =====        =====        =====         =====
Total return (%) (b)                                                 71.26       (25.00)       21.98        52.37         (1.67)

Ratios/Supplemental Data
===================================================================================================================================
Net assets at end of year ($ thousands)                             67,121       61,504       67,816      180,877       378,733
Expense ratio (%)*                                                    2.09         2.15         2.21         2.13          2.14
Expense ratio after expense reductions (%)*                           2.09         2.15         2.20         2.13          2.13
Ratio of net investment loss to average net assets (%)*              (0.58)       (0.68)       (0.45)       (0.30)        (0.62)
Portfolio turnover rate (%)                                          25.03        67.80        65.13        76.95         26.40
*Reflects voluntary reduction of expenses of these amounts (%)        0.16           --           --           --            --

(a) Per-share figures have been calculated using the average shares method.
(b) Does not reflect any front-end or contingent deferred sales charges. Total return would be lower if the distributor and its affiliates had not voluntarily reduced the fund's expenses.
(c) January 1, 1999 (commencement of share class) to September 30, 1999.
(d) Not annualized.
(e) Annualized.

            The text and notes are an integral part of the financial statements.

Financial Highlights CONTINUED
--------------------------------------------------------------------------------

                                                                                               Class S
                                                                     ==============================================================
                                                                                       Years ended September 30
                                                                     --------------------------------------------------------------
Per-Share Data                                                       1997(a)      1998(a)      1999(a)      2000(a)       2001(a)
===================================================================================================================================
Net asset value, beginning of year ($)                               15.18        20.83        15.60        19.23         29.66
                                                                     -----        -----        -----        -----         -----
  Net investment income (loss) ($)*                                  (0.00)        0.10         0.10         0.12          0.13
  Net realized and unrealized gain (loss) on investments ($)          9.13        (5.10)        3.53        10.31         (0.39)
                                                                     -----        -----        -----        -----         -----
Total from investment operations ($)                                  9.13        (5.00)        3.63        10.43         (0.26)
                                                                     -----        -----        -----        -----         -----
  Dividend from net investment income ($)                               --           --           --           --         (0.03)
Distributions from capital gains ($)                                 (3.48)       (0.23)          --           --         (2.31)
                                                                     -----        -----        -----        -----         -----
Total distributions ($)                                              (3.48)       (0.23)          --           --         (2.34)
                                                                     -----        -----        -----        -----         -----
Net asset value, end of year ($)                                     20.83        15.60        19.23        29.66         27.06
                                                                     =====        =====        =====        =====         =====
Total return (%) (b)                                                 73.10       (24.23)       23.21        54.32         (0.64)

Ratios/Supplemental Data
===================================================================================================================================
Net assets at end of year ($ thousands)                             14,542          750        1,177       20,298        76,711
Expense ratio (%)*                                                    1.16         1.04         1.21         1.13          1.14
Expense ratio after expense reductions (%)*                           1.16         1.04         1.20         1.13          1.13
Ratio of net investment income (loss) to average net assets (%)*     (0.02)        0.53         0.54         0.63          0.36
Portfolio turnover rate (%)                                          25.03        67.80        65.13        76.95         26.40
*Reflects voluntary reduction of expenses of these amounts (%)        0.16           --           --           --            --

(a) Per-share figures have been calculated using the average shares method.
(b) Does not reflect any front-end or contingent deferred sales charges. Total return would be lower if the distributor and its affiliates had not voluntarily reduced the fund's expenses.

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Trustees of State Street Research
Capital Trust and the Shareholders of
State Street Research Aurora Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the State Street Research Aurora Fund (a series of State Street Research Capital Trust, hereafter referred to as the "Trust") at September 30, 2001, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 5, 2001


The text and notes are an integral part of the financial statements.


22  State Street Research Aurora Fund

Board of Trustees

Richard S. Davis
Chairman of the Board,
President and Chief Executive Officer,
State Street Research & Management Company

Bruce R. Bond
Former Chairman of the Board,
Chief Executive Officer and President,
PictureTel Corporation

Steve A. Garban
Former Senior Vice President
for Finance and Operations and Treasurer, The Pennsylvania State University

Dean O. Morton
Former Executive Vice President,
Chief Operating Officer and Director,
Hewlett-Packard Company

Susan M. Phillips
Dean, School of Business and Public Management,
George Washington University; former Member of the Board of Governors of the Federal Reserve System and Chairman and Commissioner of the Commodity Futures
Trading Commission

Toby Rosenblatt
President, Founders Investments Ltd.

Michael S. Scott Morton
Jay W. Forrester Professor of Management,
Sloan School of Management,
Massachusetts Institute of Technology

Cover Photo: www.comstock.com

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One Financial Center o Boston, MA 02111-2690                        PRSRT STD
                                                                     AUTO
                                                               U.S. POSTAGE PAID
                                                                 HOLLISTON, MA
                                                                 PERMIT NO. 20
                                                               -----------------

Contact Information for
INVESTOR SERVICES
--------------------------------------------------------------------------------

New accounts, mutual fund purchases, exchanges and account information

[INTERNET]  Internet
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[COMPUTER]  E-mail
            info@ssrfunds.com

[PHONE]     Phone
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         ----------------
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OverView
---------------------------------------
For more information on the products
and services mentioned in OverView,
our shareholder newsletter, visit our
web site at www.ssrfunds.com


State Street Research
FYI
--------------------------------------------------------------------------------
Did you know that you can give a State Street Research mutual fund as a gift? Call a service center representative at 1-87-SSR-FUNDS (1-877-773-8637), Monday through Friday, 8am-6pm eastern time, to learn more.

---------------------------
           [LOGO]
           DALBAR
   HONORS COMMITMENT TO:
         INVESTORS
            2000
---------------------------
 for Excellence in Service

(1)   Formerly State Street Research Growth Fund.

(2)   Formerly State Street Research Alpha Fund.

(3)   Formerly State Street Research Argo Fund.

(4)   Formerly State Street Research Galileo Fund.

(5) Distribution is now limited. Contact State Street Research for more details.

(6) An investment in the State Street Research Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

--------------------------------------------------------------------------------

This report must be accompanied or preceded by a current State Street Research Aurora Fund prospectus. When used after Deceember 31, 2001, this report must be accompanied by a current Quarterly Performance Update.

To obtain a prospectus of any State Street Research fund call 1-87-SSR-FUNDS (1-877-773-8637). The prospectus contains more complete information, including sales charges and expenses. Please read the prospectus carefully before investing or sending money.

The Dalbar awards recognize quality shareholder service and should not be considered a rating of fund performance. The survey included mutual fund complexes that volunteered or were otherwise selected to participate and was not industrywide.

State Street Research
Spectrum of Funds
--------------------------------------------------------------------------------

[GRAPHIC]
AGGRESSIVE

EQUITY FUNDS
------------

Global Resources Fund
Health Sciences Fund
Emerging Growth Fund
Mid-Cap Growth Fund
Concentrated International Fund
Concentrated Growth Fund
Large-Cap Growth Fund(1)
Aurora Fund(5)
Mid-Cap Value Fund(2)
Large-Cap Value Fund(3)
International Equity Fund
Large-Cap Analyst Fund(4)
Investment Trust
Legacy Fund
Strategic Growth & Income Fund


FIXED INCOME FUNDS
------------------

High Income Fund
Strategic Income Fund
Tax-Exempt Fund
Government Income Fund
Money Market Fund(6)

CONSERVATIVE



(C)2001 State Street Research Investment Services, Inc., One Financial Center, Boston, MA 02111-2690

CONTROL NUMBER:(exp1102)SSR-LD                                      AR-2655-1101